  As Filed with the Securities and Exchange Commission on April 29, 1997
                                                                ========

                                          Registration Nos. 33-1312 and 811-4453

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     -------------------------------------

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

               Pre-Effective Amendment No. ___                  [_]

               Post-Effective Amendment No.  18                 [X]
                                           --==

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                             Amendment No.  20                  [X]
                                            ==

                               HSBC FUNDS TRUST
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio 43219
           (Address of Principal Executive Offices)        (Zip Code)

      Registrant's Telephone Number, including Area Code:  (800) 634-2536

                          Steven R. Howard, Secretary
                 Baker & McKenzie, 805 Third Avenue, 30th Floor
                           New York, New York  10022
                    (Name and Address of Agent for Service)

                           --------------------------
          It is proposed that this filing will become effective (check appropriate box):

           X  immediately upon filing pursuant to paragraph (b)
          ---
              on (date) pursuant to paragraph (b)
          ---
              75 days after filing pursuant to paragraph (a)
          ---
              on (date) pursuant to paragraph (a) of Rule 485

                          --------------------------

          The Registrant has registered an indefinite number of shares of beneficial interest, par value $0.001 per share, by filing a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on or about March 3, 1997.

================================================================================

Total Pages:  ___
Exhibit Index:  ___

                        Calculation of Registration Fee

Titles of Securities Being         Amount Being  Proposed Maximum      Proposed Maximum       Amount of
       Registered                  Registered*   Offering Price Per   Aggregate Offering   Registration Fee
                                                       Unit                Price **

Shares of Beneficial Interest;
$.001 par value of each
Portfolio                          Indefinite

Government Money Market Fund                0          $1.00              $   0.00           $  0.00

U.S. Treasury Money Market Fund     3,537,938          $1.00              $   0.00           $  0.00

Cash Management Fund                        0          $1.00              $   0.00           $  0.00

New York Tax-Free Money Market Fund         0          $1.00              $   0.00           $  0.00
                                    ---------                             --------           -------
                                    3,537,938                             $   0.00           $  0.00

 * Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to rule 24f-2 under the Investment Company Act of 1940

** The calculation of the maximum aggregate offering price is made pursuant to rule 24e-2(a) under the Investment Company Act of 1940 and is based on the following: (i) the total amount of securities redeemed or repurchased of the Registrant's series indicated above during the fiscal year ended December 31, 1996 was 1,118,988,159 securities of the Cash Management Fund; 222,682,793 securities of the Government Money Market Fund; 148,436,061 securities of the U.S. Treasury Money Market Fund; and 93,871,590 securities of the New York Tax-Free Money Market Fund; (ii) 1,118,988,159 securities of the Cash Management Fund; 222,682,793 securities of the Government Money Market Fund; 144,898,123 securities of the U.S. Treasury Money Market Fund; and 93,871,590 securities of the Tax-Free Money Market Fund, were previously used for reduction pursuant to Rule 24f-2 (iii) and 3,537,938 (representing 0 shares of the Cash Management Fund, 0 shares of the Government Money Market Fund; 3,537,938 of the U.S. Treasury Money Market Fund; and 0 shares of the New York Tax-Free Money Market Fund), is being registered in this Amendment.

                                HSBC FUNDS TRUST
                                ----------------
                              CASH MANAGEMENT FUND
                          GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                      NEW YORK TAX-FREE MONEY MARKET FUND

                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                        under the Securities Act of 1933

N-1A Item No.                                   Location
-------------                                   --------

Part A                                          Prospectus Caption
------                                          ------------------

Item 1.      Cover Page...................      Cover Page

Item 2.      Synopsis.....................      Summary of Annual Fund
                                                Operating Expenses

Item 3.      Condensed Financial
             Information..................      Yield Information; Financial
                                                Highlights

Item 4.      General Description of
             Registrant...................      Investment Objective and
                                                Policies;
                                                Investment Restrictions

Item 5.      Management of the Fund.......      Management of the Funds;
                                                Transactions with Affiliates;
                                                Purchase of Shares;
                                                Transfer and Dividend
                                                Disbursing Agent and
                                                Custodian

Item 5A.     Management's Discussion
             of Fund Performance..........      N/A

Item 6.      Capital Stock and Other
             Securities...................      Dividends and Distributions;
                                                Federal Income Taxes;
                                                Account Services; Shares
                                                of Beneficial Interest;
                                                New York Taxes (New York
                                                Tax-Free Money Market Fund
                                                only)


Item 7.       Purchase of Securities
              Being Offered...............      Determination of Net Asset
                                                Value; Purchase of Shares;
                                                Exchange Privilege

Item 8.       Redemption or Repurchase....      Redemption of Shares;
                                                Redemptions (Part B)

Item 9.       Legal Proceedings...........      Not Applicable


Part B                                          Statement of Additional
------                                          Information Caption
                                                --------------------------

Item 10.      Cover Page..................      Cover Page

Item 11.      Table of Contents...........      Table of Contents

Item 12.      General Information
              and History.................      Not Applicable

Item 13.      Investment Objective and
              Policies....................      Investment Policies;
                                                Investment Restrictions

Item 14.      Management of the
              Registrant..................      Management

Item 15.      Control Persons and
              Principal Holders of
              Securities..................      Management; Shares of
                                                Beneficial Interest

Item 16.      Investment Advisory and
              Other Services..............      Management; Custodian,
                                                Transfer Agent and
                                                Dividend Disbursing
                                                Agent; Independent
                                                Auditors

Item 17.      Brokerage Allocation........      Portfolio Transactions

Item 18.      Capital Stock and Other
              Securities..................      Shares of Beneficial
                                                Interest

Item 19.      Purchase, Redemption and
              Pricing of Securities
              Being Offered...............      Purchase of Shares
                                                (Part A); Redemptions,
                                                Redemption of Shares
                                                (Part A); Determination
                                                of Net Asset Value;



                                                Exchange Privilege

Item 20.      Tax Status..................      Federal Income Taxes
                                                (Parts A and B); New
                                                York Taxes (Part A -New
                                                York Tax-Free Money
                                                Market Fund only)

Item 21.      Underwriters................      Management

Item 22.      Calculation of Performance
              Data........................      Calculation of Yields
                                                and Performance
                                                Information

Item 23.      Financial Statements........      Financial Statements

Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
HSBC Funds Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Cash Management Fund                 3435 Stelzer Road, Columbus, Ohio 43219
  Government Money Market Fund
  U.S. Treasury Money Market Fund      Information: (800) 634-2536
  New York Tax-Free Money Market Fund
                                       HSBC ASSET MANAGEMENT AMERICAS INC.
                                       --Investment Adviser and Co-Administrator
                                       BISYS FUND SERVICES--Distributor
--------------------------------------------------------------------------------

  HSBC Funds Trust, (the "Trust") was organized in Massachusetts on October 31, 1985 as a Massachusetts business trust and is a no-load, open-end, diversified management investment company with multiple investment portfolios, including the Cash Management Fund, the Government Money Market Fund, the U.S. Treasury Money Market Fund (collectively, the "Money Market Funds") and the New York Tax-Free Money Market Fund (the "New York Tax-Free Fund") described below. (The Money Market Funds and the New York Tax-Free Fund are collectively referred to herein as the "Funds".) The investment objective of each Money Market Fund is to achieve as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the New York Tax-Free Fund is to provide its shareholders with as high a level of current income exempt from regular Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity. Each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

  Cash Management Fund (the "Cash Management Fund") invests in a variety of high quality, short-term money market instruments, with remaining maturities of thirteen months or less, including obligations in which the Government Money Market Fund invests.

  Government Money Market Fund (the "Government Fund") invests exclusively in short-term obligations issued or guaranteed by the United States Government or its agencies or instrumentalities with remaining maturities of thirteen months or less, and repurchase agreements.

  U.S. Treasury Money Market Fund (the "U.S. Treasury Fund") invests exclusively in short-term, direct obligations of the United States Treasury with remaining maturities of thirteen months or less, and repurchase agreements.

                                                        (continued on next page)
                       --------------------------------
 This Prospectus should be read and retained for ready reference to information about the Funds.
                       --------------------------------

    AN INVESTMENT IN THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE TRUST WILL BE ABLE TO
             MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 29, 1997

(continued from previous page)

  New York Tax-Free Money Market Fund invests primarily in high quality obligations issued by or on behalf of New York, its cities, municipalities or other public authorities that are exempt from regular Federal, New York State and New York City income tax in the opinion of bond counsel to the issuer ("New York Municipal Obligations") with remaining maturities of thirteen months or less.

  Shares of the Funds are offered for sale through its Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain broker-dealers, banks, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Funds.

  The Funds' investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation). See "Management of the Funds" in this Prospectus.

  Prospective investors should be aware that shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information (the "SAI"), dated April 29, 1997 containing additional detailed information about the Funds including audited financial statements, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the address on the cover page, or calling the telephone number listed above.

                               TABLE OF CONTENTS


Summary of Annual Fund Operating Expenses..   3
Financial Highlights.......................   5
Investment Objectives, Policies
  and Risk Factors.........................   9
Investment Restrictions....................  17
Management of the Funds....................  18
Transactions with Affiliates...............  21
Determination of Net Asset Value...........  21
Purchase of Shares.........................  22
Redemption of Shares.......................  24
Exchange Privilege.........................  26
Dividends and Distributions................  26
Federal Income Taxes.......................  27
New York Taxes.............................  28
Account Services...........................  28
Transfer Agency and
  Fund Accounting Services.................  29
Custodian..................................  29
Yield Information..........................  29
Shares of Beneficial Interest..............  30

                            ----------------------
                   SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

  The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Funds will bear directly or indirectly. The information is based on expenses for each Fund for the fiscal year ended December 31, 1996, as adjusted for estimated other operating expenses and voluntary reductions of investment advisory, administration, co-administration and 12b-1 fees.

                                                             U.S.     New York
                                              Government   Treasury   Tax-Free
                                    Cash         Money       Money      Money
                                 Management     Market      Market     Market
                                 ----------     ------      ------     ------
Annual Fund Operating Expenses:
Management Fees (net of fees
 not imposed)*.................     0.35%        0.35%       0.35%      0.20%
12b-1 Fees (net of fees not
 imposed)**....................     0.04%        0.04%       0.04%      0.04%
Other Expenses (net of fees
 and expenses not imposed)
 Administrative Services Fee+..     0.10%        0.10%       0.10%      0.10%
 Co-Administrative Services
  Fee++........................     0.00%        0.00%       0.00%      0.00%
 Other Operating Expenses......     0.20%        0.23%       0.35%      0.26%
                                    ----         ----        ----       ----
Total Fund Operating Expenses
 (net of fees and
 expenses not imposed)***......     0.69%        0.72%       0.84%      0.60%
                                    ====         ====        ====       ====
Total Fund Operating Expenses
 Before Non-
 Imposition of Fees and
  Expenses+++..................     0.97%        1.00%       1.12%      1.03%
                                    ====         ====        ====       ====

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Funds. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

  The following example should not be considered a representation of past or future expenses. The expenses set forth above and example set forth below reflect the non-imposition of certain fees and expenses. The actual expenses may be greater or less than those shown. The following example assumes a 5% annual return; however, the Funds' actual return will vary and may be greater or less than 5%.

Example:

  You would pay the following expenses on a $1,000 investment assuming a 5% annual return:

                                                            U.S.    New York
                                              Government  Treasury  Tax-Free
                                     Cash       Money      Money     Money
                                  Management    Market     Market    Market
                                  ----------    ------     ------    ------
   1 year......................      $ 7          $ 7       $  9       $ 6
   3 years.....................      $22          $23       $ 27       $19
   5 years.....................      $38          $40       $ 47       $33
  10 years.....................      $86          $89       $104       $75

------------
  * Reflects advisory fees not imposed as a result of a voluntary waiver by the Adviser. If these fees had been imposed, the New York Tax-Free Money Market Fund would have paid 0.35% for its first $500 million of average daily net assets for advisory fees. See "Management of the Funds--Investment Adviser".

 ** The fee under the Funds' Distribution Plan and Agreement is calculated on the basis of the average daily net assets of each Fund at an annual rate not to exceed 0.20% with respect to each Fund. See "Management of the Funds--Distribution Plan and Agreement."

*** Investors who purchase and redeem shares of a Fund through a customer account maintained at a Participating Organization may be charged additional fees by the Participating Organization. The Fund may also pay fees to Participating Organization for handling record keeping and certain administrative services for its customers who invest in the Funds through accounts maintained at the Participating Organization. The payments will not exceed 0.35% of the average daily net assets maintained by such Participating Organization. See "Management of the Funds--Service Agreements."

  + Reflects administrative fees not imposed as a voluntary waiver by BISYS Fund Services of 0.05% for each Fund.

 ++ Reflects co-administrative fees of 0.03% and shareholder servicer assistance fees of 0.04% voluntarily waived by the Adviser for each Fund. See "Management of the Funds--Administrator, and Shareholder Servicer Assistant."

+++ Includes, among other things, Rule 12b-1 fees at the maximum rate of 0.20%.

                              FINANCIAL HIGHLIGHTS

    The following supplementary financial information for each of the five years in the period ended December 31, 1996 has been audited by Ernst & Young LLP whose report thereon appears in the Funds' 1996 Annual Report to Shareholders. The supplementary financial information for each of the three years in the period ended December 31, 1991 also has been audited by Ernst & Young LLP whose report thereon was unqualified. The supplementary financial information for the periods ended December 31, 1988 and prior has been audited by other auditors whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto.

    Selected data for a share outstanding throughout each period:



                              Cash Management Fund

                                                                    Year Ended December 31,
                                                     ---------------------------------------------------
                                                       1996       1995      1994       1993       1992
                                                     -------    -------   --------   --------   --------
Net Asset Value, beginning of year................    $1.000     $1.000    $ 1.000    $ 1.000    $ 1.000
                                                     -------    -------   --------   --------   --------
Income from Investment Operations:
---------------------------------
      Net investment income.......................     0.049      0.053      0.039      0.027      0.037
      Net realized and unrealized gain............        --         --         --      0.002         --
                                                     -------    -------   --------   --------   --------
         Total from investment operations.........     0.049      0.053      0.039      0.029      0.037
                                                     -------    -------   --------   --------   --------
Less Distributions:
------------------
      Dividends from net investment income........    (0.049)    (0.053)    (0.039)    (0.027)    (0.037)
      Dividends from realized gain................        --         --         --     (0.002)        --
                                                     -------    -------   --------   --------   --------
         Total distributions......................    (0.049)    (0.053)    (0.039)    (0.029)    (0.037)
                                                     -------    -------   --------   --------   --------
Net asset value, end of year......................    $1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     =======    =======   ========   ========   ========
Total Return......................................     5.00%      5.41%      3.95%      3.11%      3.77%
Ratios/Supplemental Data:
------------------------
      Net Assets (000), end of year...............  $220,960   $170,869   $200,492   $172,518   $246,543
      Ratio of expenses (without fee waivers)
         to average net assets*...................     0.80%      0.80%      0.64%      0.58%      0.62%
      Ratio of expenses (with fee waivers)
        to average net assets.....................     0.68%      0.79%      0.63%      0.58%      0.62%
      Ratio of net investment income (without
        fee waivers) to average net assets*.......     4.76%      5.28%      3.83%      2.88%      3.75%
      Ratio of net investment income (with fee
        waivers) to average net assets............     4.88%      5.29%      3.84%      2.88%      3.75%



                                                                     Year Ended December 31,
                                                     ---------------------------------------------------
                                                      1991       1990       1989       1988        1987
                                                     -------    -------    -------    -------     ------
Net Asset Value, beginning of year................   $ 1.000    $ 1.000    $ 1.000    $ 1.000     $ 1.00
                                                     -------    -------    -------    -------    -------
Income from Investment Operations:
---------------------------------
      Net investment income.......................     0.058      0.077      0.087      0.071      0.063
      Net realized and unrealized gain............        --         --         --         --         --
                                                     -------    -------    -------    -------    -------
         Total from investment operations.........     0.058      0.077      0.087      0.071      0.063
                                                     -------    -------    -------    -------    -------
Less Distributions:
------------------
      Dividends from net investment income........    (0.058)    (0.077)    (0.087)    (0.071)    (0.063)
      Dividends from realized gain................        --         --         --         --         --
                                                     -------    -------    -------    -------    -------
         Total distributions......................    (0.058)    (0.077)    (0.087)    (0.071)    (0.063)
                                                     -------    -------    -------    -------    -------
Net asset value, end of year......................   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     =======    =======    =======    =======    =======
Total Return......................................     5.92%      8.01%      9.09%      7.36%      6.47%
Ratios/Supplemental Data:
------------------------
      Net Assets (000), end of year...............  $373,694   $429,096   $901,134   $644,481   $557,000
      Ratio of expenses (without fee waivers)
         to average net assets*...................     0.66%      0.59%      0.55%      0.60%      0.62%
      Ratio of expenses (with fee waivers)
        to average net assets.....................     0.66%      0.59%      0.50%      0.55%      0.62%
      Ratio of net investment income (without
        fee waivers) to average net assets*.......     5.80%      7.75%      8.65%      7.07%      6.29%
      Ratio of net investment income (with fee
        waivers) to average net assets............     5.80%      7.75%      8.70%      7.12%      6.29%

---------------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                          Government Money Market Fund



                                                                    Year Ended December 31,
                                                     --------------------------------------------------
                                                      1996      1995       1994       1993       1992
                                                     -------   -------    -------    -------    -------
Net Asset Value, beginning of year................   $ 1.000   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     -------   -------    -------    -------    -------
Income from Investment Operations:
----------------------------------
      Net investment income.......................     0.048     0.052      0.038      0.028      0.037
      Net realized and unrealized gain............        --        --         --      0.001         --
                                                     -------   -------    -------    -------    -------
         Total from investment operations.........     0.048     0.052      0.038      0.029      0.037
                                                     -------   -------    -------    -------    -------
Less Distributions:
-------------------
      Dividends from net investment income........    (0.048)   (0.052)    (0.038)    (0.028)    (0.037)
      Dividends from realized gain................        --        --         --     (0.001)        --
                                                     -------   -------    -------    -------    -------
         Total distributions......................    (0.048)   (0.052)    (0.038)    (0.029)    (0.037)
                                                     -------   -------    -------    -------    -------
Net asset value, end of year......................   $ 1.000   $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     =======   =======    =======    =======    =======
Total Return......................................     4.87%     5.32%      3.83%      2.99%      3.80%
Ratios/Supplemental Data:
-------------------------
      Net Assets (000), end of year...............   $87,392   $86,850   $166,796   $138,085   $246,327
      Ratio of expenses (without fee
         waivers) to average net assets*..........     0.84%     0.78%      0.64%      0.61%      0.62%
      Ratio of expenses (with fee waivers)
         to average net assets....................     0.72%     0.76%      0.63%      0.61%      0.62%
      Ratio of net investment income (without
         fee waivers) to average net assets*......     4.63%     5.19%      3.75%      2.89%      3.72%
      Ratio of net investment income (with fee
         waivers) to average net assets...........     4.75%     5.21%      3.76%      2.89%      3.72%



                                                                   Year Ended December 31,
                                                     ---------------------------------------------------
                                                      1991       1990       1989       1988       1987
                                                     -------    -------    -------    -------    -------
Net Asset Value, beginning of year................   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     -------    -------    -------    -------    -------
Income from Investment Operations:
----------------------------------
      Net investment income.......................     0.056      0.076      0.086      0.070      0.061
      Net realized and unrealized gain............        --         --         --         --         --
                                                     -------    -------    -------    -------    -------
         Total from investment operations.........     0.056      0.076      0.086      0.070      0.061
                                                     -------    -------    -------    -------    -------
Less Distributions:
-------------------
      Dividends from net investment income........    (0.056)    (0.076)    (0.086)    (0.070)    (0.061)
      Dividends from realized gain................        --         --         --         --         --
                                                     -------    -------    -------    -------    -------
         Total distributions......................    (0.056)    (0.076)    (0.086)    (0.070)    (0.061)
                                                     -------    -------    -------    -------    -------
Net asset value, end of year......................   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                     =======    =======    =======    =======    =======
Total Return......................................     5.79%      7.92%      8.92%      7.22%      6.28%
Ratios/Supplemental Data:
-------------------------
      Net Assets (000), end of year...............  $201,232   $237,381   $191,766   $196,094   $168,246
      Ratio of expenses (without fee
         waivers) to average net assets*..........     0.63%      0.58%      0.60%      0.64%      0.58%
      Ratio of expenses (with fee waivers)
         to average net assets....................     0.63%      0.58%      0.60%      0.58%      0.58%
      Ratio of net investment income (without
         fee waivers) to average net assets*......     5.70%      7.63%      8.60%      6.93%      6.11%
      Ratio of net investment income (with fee
         waivers) to average net assets...........     5.70%      7.63%      8.60%      6.99%      6.11%

--------------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                        U.S. Treasury Money Market Fund

                                          Year Ended December 31,
                             ---------------------------------------------------
                               1996      1995      1994       1993       1992
                             --------  --------  ---------  ---------  ---------
Net Asset Value, beginning
 of year...................  $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                             -------   -------   --------   --------   --------
Income from Investment
----------------------
 Operations:
 ----------
  Net investment income....    0.046     0.049      0.036      0.026      0.032
                             -------   -------   --------   --------   --------
Less Distributions:
------------------
  Dividends from net
   investment income.......   (0.046)   (0.049)    (0.036)    (0.026)    (0.032)
                             -------   -------   --------   --------   --------
  Net asset value, end of
   year....................  $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                             =======   =======   ========   ========   ========
Total Return...............     4.68%     5.04%      3.60%      2.65%      3.27%
Ratios/Supplemental Data:
  Net Assets (000), end of
   year....................  $28,962   $32,500   $105,720   $133,070   $257,898
  Ratio of expenses
   (without fee
    waivers) to average
     net assets*...........     0.95%     0.84%      0.69%      0.59%      0.67%
  Ratio of expenses (with
   fee waivers)
    to average net assets..     0.78%     0.82%      0.68%      0.59%      0.67%
  Ratio of net investment
   income (without
    fee waivers) to
     average net assets*...     4.40%     4.92%      3.47%      2.62%      3.22%
  Ratio of net investment
   income (with fee
    waivers) to average
     net assets............     4.57%     4.94%      3.48%      2.62%      3.22%


                                              Year Ended December 31,
                              -----------------------------------------------------
                                 1991       1990       1989       1988       1987
                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning
 of year...................   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                              --------   --------   --------   --------   --------
Income from Investment
----------------------
 Operations:
 ----------
  Net investment income....      0.055      0.077      0.086      0.069      0.060
                              --------   --------   --------   --------   --------
Less Distributions:
------------------
  Dividends from net
   investment income.......     (0.055)    (0.077)    (0.086)    (0.069)    (0.060)
                              --------   --------   --------   --------   --------
  Net asset value, end of
   year....................   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                              ========   ========   ========   ========   ========
Total Return...............       5.60%      7.94%      8.97%      7.18%      6.14%
Ratios/Supplemental Data:
  Net Assets (000), end of
   year....................   $220,371   $236,223   $144,982   $112,479   $105,600
  Ratio of expenses
   (without fee
    waivers) to average
     net assets*...........       0.68%      0.52%      0.49%      0.51%      0.47%
  Ratio of expenses (with
   fee waivers)
    to average net assets..       0.68%      0.43%      0.30%      0.31%      0.47%
  Ratio of net investment
   income (without
    fee waivers) to
     average net assets*...       5.45%      7.50%      8.46%      6.75%      5.97%
  Ratio of net investment
   income (with fee
    waivers) to average
     net assets............       5.45%      7.59%      8.65%      6.95%      5.97%

------------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      New York Tax-Free Money Market Fund


                                                                                   Year Ended December 31,
                                                                     ---------------------------------------------------
                                                                       1996      1995       1994      1993         1992
                                                                     -------   --------   --------   --------    -------
Net Asset Value, beginning of year..............................     $ 1.000   $  1,000   $  1.000   $  1.000    $ 1.000
                                                                     -------   --------   --------   --------    -------
Income from Investment Operations:
---------------------------------
  Net investment income.........................................       0.029      0.031      0.022      0.018      0.024
Less Distributions:
------------------
  Dividends from net investment income..........................      (0.029)    (0.031)    (0.022)    (0.018)    (0.024)
                                                                     -------   --------   --------   --------    -------
Net asset value, end of year....................................     $ 1.000   $  1.000   $  1.000   $  1.000    $ 1.000
                                                                     =======   ========   ========   ========    =======
Total Return....................................................        2.92%      3.17%      2.23%      1.86%      2.44%
Ratios/Supplemental Data:
------------------------
  Net Assets (000), end of year.................................     $70,339   $ 64,884   $ 53,538   $ 59,394    $56,386
  Ratio of expenses (without
    fee waivers) to average
    net assets*.................................................        0.87%      0.85%      0.73%      0.72%      0.73%
  Ratios of expenses
    (with fee waivers)
    to average net assets.......................................        0.59%      0.69%      0.57%      0.55%      0.56%
  Ratio of net investment
    income (without fee waivers)
    to average net assets*......................................        2.60%      2.97%      2.04%      1.68%      2.24%
  Ratio of net investment income
    (with fee waivers)
    to average net assets.......................................        2.88%      3.13%      2.20%      1.85%      2.41%



                                                                                    Year Ended December 31,
                                                                     ---------------------------------------------------
                                                                       1991      1990       1989       1988       1987
                                                                     --------  ---------  ---------  ---------  --------
Net Asset Value, beginning of year..............................     $ 1.000   $  1.000   $  1.000   $  1.000    $ 1.000
                                                                     -------   --------   --------   --------    -------
Income from Investment Operations:
---------------------------------
  Net investment income.........................................       0.038      0.051      0.054      0.045      0.038
Less Distributions:
------------------
  Dividends from net investment income..........................      (0.038)    (0.051)    (0.054)    (0.045)    (0.038)
                                                                     -------   --------   --------   --------    -------
Net asset value, end of year....................................     $ 1.000   $  1.000   $  1.000   $  1.000    $ 1.000
                                                                     =======   ========   ========   ========    =======
Total Return....................................................        3.85%      5.25%      5.58%      4.59%      3.88%
Ratios/Supplemental Data:
------------------------
  Net Assets (000), end of year.................................     $75,850   $121,433   $159,847   $127,771    $81,420
  Ratio of expenses (without
    fee waivers) to average
    net assets*.................................................        0.68%      0.40%      0.41%      0.39%      0.31%
  Ratios of expenses
    (with fee waivers)
    to average net assets.......................................        0.51%      0.22%      0.22%      0.10%      0.31%
  Ratio of net investment
    income (without fee waivers)
    to average net assets*......................................        3.61%      4.94%      5.24%      4.21%      3.81%
  Ratio of net investment income
    (with fee waivers)
    to average net assets.......................................        3.78%      5.12%      5.43%      4.50%      3.81%

-------------

  * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

  The investment objective of each Money Market Fund is to achieve as high a level of current income as is consistent with preservation of capital and liquidity. The investment objective of the New York Tax-Free Fund is to provide investors with as high a level of current income exempt from regular Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity. To attempt to achieve their objectives, the Funds invest in certain eligible short-term, high quality securities, as described below, which are determined to present minimal credit risks. Generally, the short-term, high quality securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities. However, the shorter maturities and higher grades of the securities held by the Funds can be expected to result in higher liquidity and less fluctuation in market value as a result of changes in interest rates. There is no assurance that a Fund's objectives will be attained.

Cash Management Fund

  The Cash Management Fund invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months or 397 days, variable rate demand notes, variable rate master demand notes and certain repurchase agreements. The average weighted maturities of the securities purchased by the Fund cannot exceed 90 days. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and the following other kinds of investments:

  Variable Rate Demand Notes and Master Demand Notes. Variable rate demand notes may be issued by corporations, financial institutions and government agencies and instrumentalities. Typically, these securities will have a maturity in the range of 5 to 20 years but carry with them the right of the holder to put the securities to a remarketing agent or other entity on 30 days' notice. The obligation of the issuer of the put to repurchase the securities is usually backed by a letter of credit or other obligations issued by a bank or other financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

  The Cash Management Fund may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with such purchases and on an ongoing basis, the investment adviser will review publicly available information in connection with the earning power, cash flow and other liquidity ratios of the issuer.

  Bank Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and other obligations issued or supported by banks. The Cash Management Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), except that if at some future date adverse economic conditions prevail in the banking industry, the Cash Management Fund may, for defensive purposes, temporarily invest less than 25% of its assets in bank obligations. The Cash Management Fund will not invest in any obligations of HSBC Holdings plc or its affiliates (as defined under the Investment Company Act of 1940). The Cash Management Fund is permitted to invest in obligations of correspondent banks of HSBC Holdings plc which are not affiliates of the Trust, but the Fund will not give preference in its investment selections to those obligations.

  The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Cash Management Fund limits its investments in foreign bank obligations to United States dollar denominated obligations of foreign banks (including United States branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) have branches or agencies in the United States; and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund and present minimal credit risk.

  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Cash Management Fund may not invest in fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days; investments in fixed time deposits subject to withdrawal penalties maturing from two business days through seven calendar days may not exceed 10% of the value of the total assets of the Fund.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions like exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality. There is no limitation on the amount of Cash Management Fund assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

  Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank-holding companies, corporations and financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs") or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

  Corporate Debt Securities. Investments by the Cash Management Fund in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's Corporation ("S&P") and "A" or better by Moody's Investors Services ("Moody's") and of comparable high quality ratings by other NRSRO that have rated such securities.

Government Fund

  The Government Fund invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by Federal agencies or instrumentalities (see the SAI for further details about master notes).

U.S. Treasury Fund

  The U.S. Treasury Fund invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The U.S. Treasury Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the United States Government and will not enter into loans of its portfolio securities.

New York Tax-Free Fund

Quality Standards

  To attain its objectives, the New York Tax-Free Fund invests primarily in a broad range of Municipal Obligations which are exempt from regular Federal, New York State and New York City income tax and which meet the rating standards described below. (For a description of other securities eligible for purchase, please see "Taxable Securities"). As a matter of fundamental policy, the New York Tax-Free Fund will maintain at least 80% of its net assets in tax-exempt Municipal Obligations.

  Municipal Obligations purchased by the New York Tax-Free Fund are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities and include:

  Municipal Bonds. Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of thirteen months or 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's investment adviser, of comparable investment quality.

  The two highest ratings for municipal bonds under the Moody's classification are "Aaa" and "Aa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated A by Moody's are judged to possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

  The two highest ratings for municipal bonds under the S&P classification are "AAA" and "AA". Bonds rated "AAA" have the highest rating assigned by S&P with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" differ "from the highest rated issues only in a small degree." Bonds rated A by S&P are regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  Municipal Notes. Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG 1" or "VMIG 1" or "MIG 2" or "VMIG 2" by Moody's and/or (if only rated by one agency) "SP-1" or "SP-2" by S&P or "FIN-1" or "FIN-2" by Fitch or of comparable high quality as determined by IBCA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Fund's investment adviser, of comparable investment quality.

  The ratings set forth above generally are the highest rating categories established by the respective rating agencies described above. Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality" and notes rated "MIG 2" or "VMIG 2" are of "high quality, with margins of protection ample, although not as large as in the preceding group". Notes rated "FIN-1" represent the "strongest" securities available and notes rated "FIN-2" reflect "a lesser margin of safety" with respect to the "degree of assurance of timely payment than those rated "FIN-1." Notes rated "SP-1" show a "very strong capacity to pay principal and interest" and notes rated "SP-2" show a "satisfactory capacity" to do so.

  Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of thirteen months or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

  The highest rating for both municipal commercial paper and taxable commercial paper under the Moody's classification is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations."

  The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+."

  After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

  Although an investment in the New York Tax-Free Fund is not insured, certain of the Municipal Obligations purchased by the Tax-Free Fund may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the New York Tax-Free Fund's financial statements.

New York Municipal Obligations

  The New York Tax-Free Fund's assets will be invested primarily in New York Municipal Obligations and in participation certificates in such obligations purchased from banks, insurance companies and other financial institutions. (For a description of other securities eligible for purchase please see "Taxable Securities" below). As a matter of fundamental policy, the New York Tax-Free Fund will not invest less than 80% of its net assets in New York Municipal Obligations.

  Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Trust nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

  The New York Tax-Free Fund is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Fund's other investment restrictions. To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Fund.

Risk Considerations for the New York Tax-Free Fund

  Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the New York Tax-Free Fund), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

  The ability of the New York Tax-Free Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the New York Tax-Free Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently have been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issues if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. Recently, for example, a significant slowdown in the financial services sector of New York City has adversely affected the City's revenues and has created budget gaps. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years. In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. As of the date of this Prospectus, New York

State Debt Obligations are rated A by Moody's and A- by S&P. New York City's General Obligation Bonds are rated BBB+ by S&P and Baa1 by Moody's.

  Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

  The New York Tax-Free Fund does not intend to concentrate its investments in any industry. The New York Tax-Free Fund may, however, invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

  The liquidity of the New York Tax-Free Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for short-term Municipal Obligations. The limited marketability of short-term tax-exempt Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the Adviser has determined that there is a sufficient market to invest in short-term tax-exempt Municipal Obligations.

  In general, tax-exempt Municipal Obligations are subject to credit risks such as the loss of credit ratings or possible default. Recent changes in the Federal income tax law as a result of the Tax Reform Act of 1986 may affect the value and availability of Municipal Obligations and New York Municipal Obligations. See "Federal Income Taxes" in this Prospectus.

Other Investment Activities: New York Tax-Free Fund

  Floating Rate Instruments. Certain of the Municipal Obligations which the New York Tax-Free Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The New York Tax-Free Fund may invest in floating and variable rate Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the Investment Company Act of 1940, as amended. It is the present position of the Securities and Exchange Commission that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is one day and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The New York Tax-Free Fund will limit their purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth above. The New York Tax-Free Fund's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The New York Tax-Free Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the New York Tax-Free Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

  Taxable Securities. The New York Tax-Free Fund may invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the New York Tax-Free Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the New York Tax-Free Fund is maintaining a temporary "defensive" posture, it may be unable to achieve fully its investment objective.

  The types of taxable securities (in addition to "alternative minimum tax" securities) in which the New York Tax-Free Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding thirteen months: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic and foreign commercial paper rated in accordance with the standards set forth above under "Cash Management Fund-Commercial Paper" and (iv) repurchase agreements. The New York Tax-Free Fund also has the right to hold cash reserves of up to 100% of their total assets when the Adviser deems it necessary for temporary defensive purposes.

  When-Issued Securities. The New York Tax-Free Fund may, without restriction, purchase Municipal Obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The New York Tax-Free Fund will make commitments only to purchase Municipal Obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing Municipal Obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

  The New York Tax-Free Fund will maintain liquid assets in segregated accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

  Securities with Put Rights. The New York Tax-Free Fund may, without restriction, enter into put transactions, sometimes referred to as stand-by commitments, with respect to Municipal Obligations held in their portfolios. The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, the Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

  If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

  The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For a more detailed description of put transactions, see "Investment Policies -- Securities with Put Rights" in the SAI.

  The foregoing investment objectives and related policies and activities (other than the policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations) are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

    Other Investment Activities of the Funds

  Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long-term debt security would be required to be rated by S&P as "AAA" or its equivalent). While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by each Fund are held by the Fund's custodian bank until they are repurchased. The Funds' Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements are considered to be loans collateralized by the underlying securities under the Investment Company Act of 1940, as amended.

  In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

  Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

  Lending of Portfolio Securities. The Funds may lend their securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 102% of the market value of the securities loaned plus interest or dividends. While such securities are on loan, the borrower will pay the Fund the amount of any income accruing thereon or, in some cases, a separate fee. The Fund will not lend securities having a value which exceeds 10% of the current value of its total assets. There may be a risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned from the loan justifies the attendant risks.

  Other Mutual Funds. The Funds may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company Act of 1940, subject to the limitations of the Investment Company Act of 1940 and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

                            INVESTMENT RESTRICTIONS

  Neither the U.S. Treasury Fund nor the Government Fund may invest an amount equal to 10% or more of the value of its net assets in investments which are not readily marketable (including repurchase agreements having maturities of more than seven calendar days). The Cash Management Fund may not invest an amount equal to 10% or more of the value of its net assets in investments which are not readily marketable (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities, in either case, of more than seven calendar days). None of the Funds may (1) issue senior securities, borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of the total net assets of that Fund for temporary purposes only in order to meet redemptions, and those borrowings may be secured by the pledge of not more than 10% of the current value of the total net assets of that Fund (but investments may not be purchased by that Fund while such borrowings exceed 5% of the Fund's net assets); (2) make loans, except that the Cash Management, Government and New York Tax-Free Fund may make loans of portfolio securities, and each Fund may purchase or hold a portion of an issue of publicly-distributed bonds, debentures or other obligations, make deposits with banks and enter into repurchase agreements with respect to its portfolio securities; or (3) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the New York Tax-Free Fund's total assets may be invested without regard to this limitation consistent with its investment objectives and policies. In addition, the New York Tax-Free Fund may not (1) invest an amount equal to 10% or more of the current value of the Fund's net assets in illiquid securities, including those securities which do not have readily available market quotations and repurchase agreements having maturities of more than seven days; or (2) invest less than 80% of its net assets in New York Municipal Obligations except when, in the opinion of the Adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of market conditions.

  The Funds' diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the Investment Company Act of 1940, which may allow the Funds to exceed the limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements.

  For each Fund, the foregoing investment restrictions and those described in the SAI are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that Fund, as described under "Shares of Beneficial Interest" in the SAI.

                            MANAGEMENT OF THE FUNDS

  The property, affairs and business of the Funds are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Funds and the execution of policies formulated by the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

Investment Adviser

  The Trust retains HSBC Asset Management Americas Inc. (the "Adviser") to act as the investment adviser for each of the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York 10177. At December 31, 1996, the Adviser managed over $3.8 billion of assets of individuals, pension plans, corporations and institutions.

  Pursuant to the Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with each Fund's investment objective and policies and provides administrative assistance in connection with the operation of each Fund.

Banking Laws

  Counsel to the Trust and special counsel to the Adviser, have advised the Adviser that the Adviser may perform the services for the Trust contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser from continuing to perform such services for the Trust.

    If the Adviser was prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Trust's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

Shareholder Servicer Assistant

    The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Fund in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and
(c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications including marketing material, Semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and their investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

    The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

    For its services as Shareholder Servicer Assistant, the Adviser is paid an annual fee equal to 0.04% of the Trust's average daily net assets.

Administrator

    The Trust retains BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS") to act as the Administrator of the Funds in accordance with the terms of a Management and Administration Agreement. BISYS has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally supervises the operation of the Trust and the Funds by reviewing the expenses of the Funds monthly and by providing personnel, office space and administrative and fund accounting services reasonably necessary for the operation of the Trust and the Funds, other than those provided by the Adviser pursuant to the Advisory contract.

    BISYS's annual administration and accounting fee is an asset-based fee of 0.15% of each Fund's first $200 million of average net assets; 0.125% of each Fund's next $200 million of average net assets; 0.10% of each Fund's next $200 million of average net assets; and 0.08% of each Fund's average net assets in excess of $600 million. The asset-based administration and accounting fee paid to BISYS does not include out-of-pocket expenses which shall be borne by the Trust.

    The Trust also retains the Adviser to act as Co-Administrator of the Fund in accordance with terms of a Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers,
(iii) serves as a liaison with Board of Trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of Trust's average daily net assets.

Distributor

    BISYS also serves as the Funds' Distributor and has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. As the Distributor, BISYS will receive orders for, sell and distribute shares of the Funds.

Servicing Agreements

    The Funds may enter into agreements (the "Servicing Agreement") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases, the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or transfer agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily net asset value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS Fund Services, Inc. for the services it provides pursuant to the Transfer Agency Agreement for similar services.

    The payments will be made by the Fund to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services, Inc. will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

    Under separate agreements, the Adviser (not the Funds) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization.

    Investors who purchase and redeem shares of the Funds through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets).

Distribution Plan and Agreement

    The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by each Fund to reimburse the Distributor in such amounts that they may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services and other direct and indirect distribution-related expenses including the payment of a monthly fee to broker-dealers for providing services with respect to promoting the sale and maintaining the assets of the Funds. The Funds may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of each Fund and otherwise promoting the sale of each Fund's shares. The total of each monthly payment is based on each Fund's average daily net asset value during the preceding month and is calculated at an annual rate not to exceed 0.20%.

    The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of each Fund's outstanding shares and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

Fees and Expenses

    As compensation for its advisory and management services, the Adviser is paid a monthly fee with respect to each Fund at an annual rate of 0.350% of average daily net assets up to $500 million. For each Fund, this fee is reduced at several breakpoints for average daily net assets in excess of $500 million up to $1.5 billion, at which point it becomes 0.245% of average daily net assets in excess of $1.5 billion.

    As compensation for its co-administrative and shareholder servicer assistance services, the Adviser is paid a monthly fee with respect to each Fund at an annual rate of 0.07% of average daily net assets. The Adviser reserves the right to waive in advance a portion of its advisory, management, co-administrative and shareholder service fees at any time.

                          TRANSACTIONS WITH AFFILIATES

    Broker-dealers which are affiliates of the Adviser may act as brokers for the Funds. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transaction where they act as principal. In placing orders for the purchase and sale of portfolio securities, the Funds seek the best execution at the most favorable price, considering all of the circumstances.

                        DETERMINATION OF NET ASSET VALUE

    Each Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 12:00 Noon (Eastern time) on each day the Funds' transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each Fund is computed by dividing the value of the net assets of that Fund (i.e. the value of the assets less the liabilities) by the total number of shares outstanding. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

    The Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. There can be no assurance that at all times the price per share can be maintained. However, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the $1.00 price per share of each Fund. See the SAI for more details.

                               PURCHASE OF SHARES

    Shares of each Fund are offered at net asset value by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

    The minimum initial investment requirement for each Fund is $1,000. The minimum subsequent investment requirement for each Fund is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order.

    The Funds' shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after an order has become effective. Orders will become effective when Federal funds are available to the Trust's custodian for investment. If payment is transmitted by wire (which may take two or more hours to complete), the order will become effective upon receipt of Federal funds. In order for a wire purchase to be effective on the same day it is received, both the trading instructions and the wire must be received before 4 p.m. Eastern time. Payments transmitted by a bank wire other than the Federal Reserve Wire System may take longer to be converted into Federal funds. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

    Stock certificates will not be issued with respect to shares of each Fund. The Transfer Agent shall keep accounts upon the books of the Trust for the recordholders of such Shares.

    The distributor or selected broker-dealers, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be limited to certain dealers who have sold or may sell significant numbers of shares of any of the Funds of the Trust or HSBC Mutual Funds Trust.

    Prospective investors who wish to obtain additional information concerning investment procedures should contact the Transfer Agent at: (800) 634-2536.

New Account Purchase by Wire

    1. Telephone the Transfer Agent at: (800) 634-2536 for instructions. Please note your bank will normally charge you a fee for handling this transaction.

New Account Purchase by Mail

    1.  Complete a Purchase Application.

    2. Mail the Purchase Application and a check for $1,000 or more, payable to the HSBC Family of Funds to the Transfer Agent at:

    HSBC Funds Trust, c/o BISYS, P.O. Box 163850, Columbus, Ohio 43216-3850.

Third-party checks will not be accepted. Check payments must be in U.S. dollars. Please include the Fund name and your account number on all checks.

Additional Purchases by Wire and Mail

    Additional purchases of shares may be made by wire by telephoning the Transfer Agent at 800-634-2536 and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Wiring instructions will be provided by the Transfer Agent. Please note your bank will normally charge you a fee for handling that transaction. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

Purchase Through Customer Accounts

    Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of any Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of one of the Funds periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

Automatic Investment Plan

    Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

    Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.

                              REDEMPTION OF SHARES

    Upon receipt by the Transfer Agent of a redemption request in proper form ($50 minimum), shares of a Fund will be redeemed at their next determined net asset value. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. Redemptions of shares purchased by check will be effected immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account. A redemption of shares is a taxable transaction, although gain or loss will not ordinarily be recognized for tax purposes if the Funds maintain a constant net asset value per share.

    The Funds reserve the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $500 or less.

Redemption by Mail

    1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed.

    2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

    3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

    4. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

    Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record.

    Upon request, the proceeds of a redemption amounting to $1,000 or more will be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

Redemption By Expedited Redemption Service

    If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

    1.  Telephone the request to the Transfer Agent toll free: (800) 634-2536;
or

    2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

    Proceeds of Expedited Redemptions of $1,000 or more can be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Transfer Agent by 12:00 Noon (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

    The Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the transfer agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the transfer agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

Redemption By Check

    If shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the transfer agent, redemptions of shares may be made by using redemption checks provided by the Trust. Checks must be written for amounts of $500 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Transfer Agent.

    Shares represented by a redemption check will continue to earn daily income until the check clears the banking system. When honoring a redemption check, the transfer agent will cause the Trust to redeem exactly enough full and fractional shares from an account to cover the amount of the check. The Check Redemption Service may be terminated at any time by the Transfer Agent or the Trust. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account.

Systematic Withdrawal Plan

    An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if your monthly checks exceed the dividends, interest and capital appreciation, if any, on your Shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

Redemption Through Customer Accounts

    Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the transfer agent by 12:00 Noon (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted that same day to the investor's customer account (unless otherwise specified by the Participating Organization).

                               EXCHANGE PRIVILEGE

    Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of that Fund for shares of any of the other investment portfolios of the Trust or any of the portfolios of HSBC Mutual Funds Trust which are available for sale in their state. The Trust reserves the right to modify or terminate the exchange privilege upon 60 days written notice to shareholders. Shareholders exchanging shares of the Funds for shares of the portfolios of HSBC Mutual Funds Trust will be subject to a sales load. Before making an exchange, shareholders should review the prospectus of the Fund into which the exchange is being made. See the SAI for further details. The Trust reserves the right to change the terms of or terminate the Exchange Privilege at any time upon at least 60 days prior written notice to Shareholders. Exchanges may be made by telephonic or written request to the Transfer Agent. An exchange is considered a sale of shares for federal tax purposes. For a discussion of risks associated with unauthorized telephone transactions, see "Redemption by Expedited Redemption Service".

                          DIVIDENDS AND DISTRIBUTIONS

    The Trust intends to declare as a dividend on shares of each Fund substantially all of the net investment income for such Fund at the close of each business day to the shareholders of record of such Fund at 12:00 Noon (Eastern time) on that day. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

    Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month. Dividends will be invested automatically in additional shares of the Fund from which they were paid at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. For all investments effected through customer accounts maintained at Participating Organizations (see "Purchase of Shares -- Purchase through Customer Accounts"), dividend payments in cash will be transmitted to the investor's bank account through which the shares were purchased or, if a Participating Organization so specifies, to it for crediting to its customer's account. Dividend checks will be mailed to all other shareholders who elect to be paid in cash within five business days after the end of each month. Dividends declared by a Fund in October, November or December of any calendar year (as of a record date in such a month) will be treated for Federal income tax purposes as having been received by Shareholders on December 31 of the year they are declared, if they are paid during January of the following year.

                              FEDERAL INCOME TAXES

    Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify to be treated as a regulated investment company each year by complying in the future with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to its net investment income and net realized capital gains distributed to shareholders in accordance with the timing requirements of the Code. Each Fund intends to distribute annually substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

    Most of the New York Tax-Free Fund's income is expected to be derived from tax-exempt interest from Municipal Obligations rather than taxable interest. Dividends derived from interest on Municipal Obligations will constitute exempt-interest dividends if the Fund complies with certain requirements of the Code and, except as discussed below, will not be subject to Federal income tax. Some portion of the exempt-interest dividends paid by the Fund will be treated as an item of "tax preference" for purposes of the alternative minimum tax if the Fund invests in certain types of Municipal Obligations and New York Municipal Obligations (see discussion below).

    Dividends derived from the Fund's taxable net investment income and any excess of its net short-term capital gain over its net long-term capital loss will be taxable to shareholders as ordinary income, whether such dividends are invested in additional shares or received in cash.

    Distributions of the excess of net long-term capital gain over net short-term capital loss designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, whether invested in additional shares or received in cash. The Funds do not, however, anticipate realizing a substantial amount of net long-term capital gains. Dividends and distributions will not qualify for the dividends-received deduction for corporations.

    The Tax Reform Act of 1986 (the "Tax Act") and subsequent restrictive legislation may significantly affect the supply and yields of Municipal Obligations and New York Municipal Obligations. The Tax Act imposed new restrictions on the issuance of Municipal Obligations and New York Municipal Obligations that limit the purposes for which such Obligations may be issued. Under the Code, interest on certain types of Municipal Obligations and New York Municipal Obligations is designated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. Therefore, if the New York Tax-Free Fund were to invest in such types of obligations, shareholders would be required to treat as an item of tax preference that part of the distributions by the Fund that is derived from interest income on such obligations.

    Entities or persons who are "substantial users" (or persons related to "substantial users"), as defined in the Code, of facilities financed by Municipal Obligations and New York Municipal Obligations issued for certain private activities should consult their tax advisers before purchasing shares of the New York Tax-Free Fund.

    Exempt-interest dividends and other distributions paid by the Funds are includable in the tax base for determining taxability of social security or railroad retirement benefits. Interest on debt incurred to purchase or carry shares of the New York Tax-Free Fund is not deductible for Federal income tax purposes.

    Each year the Funds will notify shareholders of the character of distributions for federal income tax purposes and the percentage of interest income received by the New York Tax-Free Fund during the preceding year on

Municipal Obligations, indicating on a state-by-state basis the source of that income. Shareholders are required to report the amount of tax-exempt interest received each year, including exempt-interest dividends received from a Fund, on their Federal tax returns. Shareholders should consult their tax advisers as to the Federal, state, local or foreign tax consequences of ownership of Fund shares in their particular circumstances. Shareholders who are not U.S. persons under the Code should also consult their tax advisers as to the possible application of U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on taxable dividends.

                                 NEW YORK TAXES

  Exempt-interest dividends paid by the New York Tax-Free Fund will be exempt from New York State and City personal income taxes to the extent they are derived from interest on New York Municipal Obligations. For New York State and City personal income tax purposes, whether invested in additional shares of the New York Tax-Free Fund or received in cash, dividends derived from the interest on the New York Tax-Free Fund's investments other than New York Municipal Obligations (including interest on Municipal Obligations), and the excess of net short-term capital gain over net long-term capital loss will be taxed as ordinary income, and dividends treated as long-term capital gains for Federal tax purposes will be taxed as long-term capital gains, regardless of how long a shareholder has held his shares.

  Dividends paid by the New York Tax-Free Fund, including exempt-interest dividends derived from interest on New York Municipal Obligations, may be subject to the New York State franchise tax and to the New York City General Corporation Tax if they are received by a corporation subject to those taxes. Such dividends may also be subject to state taxes in states other than New York and to local taxes in cities other than New York City.

                                ACCOUNT SERVICES

  All transactions in shares of the Funds will be reflected in a statement for each shareholder, which will be mailed at least once each month. In those cases where a Participating Organization or its nominee is shareholder of record for shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Transfer Agent at P.O. Box 163850, Columbus, OH 43216-3850, telephone: (800) 634-2536 with any questions relating to their investments in shares of the Funds.

  Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization or Transfer Agent.

  The Transfer Agent will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.

                  TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  Pursuant to an Agency Agreement, BISYS Fund Services, Inc. ("Transfer Agent") acts as the Funds' transfer and divided disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services, the Transfer Agent receives from the Funds an annual base fee of $21 per shareholder account plus additional transaction costs. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to the Fund Accounting Agreement.

                                   CUSTODIAN

   The Bank of New York is the Trust's custodian. Pursuant to the Custodian Agreement, The Bank of New York is responsible for holding each Fund's cash and portfolio securities. The Bank of New York may enter into sub-custodian agreements with certain qualified banks.


                               YIELD INFORMATION

  From time to time, the Funds may make available information as to their "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of each Fund refers to the income generated by an investment in that Fund over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The New York Tax-Free Fund may make available information as to its "tax equivalent yield." The "tax equivalent yield" refers to the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax free yield, and is calculated by increasing the annualized yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus the tax equivalent yield for the Fund will always exceed such Fund's yield.

  The yields of the Cash Management Fund, the Government Fund, the U.S. Treasury Fund, and the New York Tax-Free Fund for the seven-day period ended December 31, 1996, calculated in the manner described in the SAI, were 5.06%, 5.00%, 4.96%, and 3.51%, respectively. The effective yields (i.e., on a compounded basis, assuming the daily reinvestment of dividends) of each of the Funds for the same period were 5.19%, 5.12%, 5.09% and 3.57%, respectively. The yields for the Funds may fluctuate daily and do not provide a basis for determining future yields. The yields on shares of the Funds may be included in advertisements or mailings to prospective investors. The Funds may occasionally cite statistical reports which concern the Funds' performances. Investors who purchase and redeem shares of the Funds through a customer account at a Participating Organization may be charged additional fees by the Participating Organization which will have the effect of reducing the yield for those investors. See "Management of the Funds -- Servicing Agreements" in this Prospectus.

                         SHARES OF BENEFICIAL INTEREST

  The authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of four classes representing shares in four investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings. Each Fund will be treated as a separate entity for Federal income tax purposes. For more details concerning the voting rights of shareholders see the Statement of Additional Information.

  Vacancies on the Board of Trustees shall be filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office shall have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees shall cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

  Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of the Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

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                                                                              31

--------------------------------------------------------------------------------
                                                                HSBC Funds Trust
--------------------------------------------------------------------------------
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                                                     [LOGO OF HSBC APPEARS HERE]
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HSBC/(SM)/ Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219

Information:
(800) 634-2536


Investment Adviser and Co-administrator
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177


Distributor, Administrator, Transfer
and Fund Accounting Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219


Custodian
The Bank of New York
90 Washington Street
New York, New York 10286


Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


Legal Counsel
Baker & McKenzie
805 Third Avenue
New York, New York 10022


No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Distributor or the Investment Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

HSBC1P0497

Prospectus                                                        April 29, 1997
--------------------------------------------------------------------------------
Funds:
 Cash Management Fund
 Government Money Market Fund
 U.S. Treasury Money Market Fund
 New York Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Managed by:
 HSBC Asset Management Americas Inc.
--------------------------------------------------------------------------------
Sponsored and Distributed by:
 BISYS Funds Services
--------------------------------------------------------------------------------

                               HSBC FUNDS TRUST

                            HSBC Money Market Funds

                               3435 Stelzer Road
                             Columbus, Ohio  43219


Information:   (800) 634-2536



                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Funds Trust (the "Trust"), is an open-end, diversified management investment company organized in Massachusetts on October 31, 1985, with multiple investment portfolios, including the following, each having its own investment objective and policies: Cash Management Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, and New York Tax-Free Money Market Fund.

     Cash Management Fund, Government Money Market Fund and U.S. Treasury Money Market Fund are herein referred to collectively, the "Money Market Funds." New York Tax-Free Money Market Fund is herein the "New York Tax-Free Fund".

     Cash Management Fund invests in a variety of high-quality, short-term money market instruments, with remaining maturities of thirteen months or less, including obligations in which the Government Money Market Fund invests.

     Government Money Market Fund invests exclusively in short-term obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, with remaining maturities of thirteen months or less, and repurchase agreements.

     U.S. Treasury Money Market Fund invests exclusively in short-term, direct obligations of the United States Treasury, with remaining maturities of thirteen months or less, and repurchase agreements.

     New York Tax-Free Money Market Fund invests primarily in high quality New York tax-exempt securities ("New York Obligations") with remaining maturities of thirteen months or less.

     Shares of each Fund are primarily offered for sale by BISYS Fund Services,
     --------------------------------------------------------------------------
the Sponsor and Distributor, as an investment vehicle for institutions,
-----------------------------------------------------------------------
corporations, fiduciaries and individuals.  Certain banks, broker-dealers,
--------------------------------------------------------------------------
financial institutions and corporations ("Participating Organizations") have
----------------------------------------------------------------------------
agreed to act as shareholder servicing agents for investors who maintain
------------------------------------------------------------------------
accounts at the Participating Organizations and to perform certain services for
-------------------------------------------------------------------------------
the Funds.
----------

     This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust's Prospectus for the Funds, dated April 29, 1997 (the "Money Funds Prospectus"). This SAI contains additional and more detailed information than that set forth in the Money Funds' Prospectus and should be read in conjunction with the Money Funds' Prospectus, additional copies of which may be obtained without charge from the Trust by writing to the address above.

April 29, 1997

                               TABLE OF CONTENTS

                                                         Page
                                                         ----

INVESTMENT POLICIES......................................   2
INVESTMENT RESTRICTIONS..................................  18
MANAGEMENT...............................................  19
CALCULATION OF YIELDS AND PERFORMANCE INFORMATION........  24
DETERMINATION OF NET ASSET VALUE.........................  26
PORTFOLIO TRANSACTIONS...................................  27
EXCHANGE PRIVILEGE.......................................  27
REDEMPTIONS..............................................  28
FEDERAL INCOME TAXES.....................................  28
SHARES OF BENEFICIAL INTEREST............................  30
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..  32
INDEPENDENT AUDITORS.....................................  33
FINANCIAL STATEMENTS.....................................  34

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective and Policies" in the Funds' Prospectus.

 Cash Management Fund

     The Cash Management Fund ("Cash Management Fund") invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months and certain repurchase agreements. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and the following other kinds of investments:

     Bank Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Cash Management Fund's policy on concentration in bank obligations and a description of the banks the obligations of which the Fund may purchase are set forth in the Fund's Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. See "Investment Objective and Policies - Cash Management Fund - Bank Obligations" in the Fund's Prospectus with respect to certain limitations on investments by the Cash Management Fund in fixed time deposits.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Cash Management Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time. See "Variable Rate Master Demand Notes" below.

     Corporate Debt Securities. Cash Management Fund's investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's and "A" or better by Moody's and of comparable high quality ratings by other NRSROs that have rated such securities.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated A by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Cash Management Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Money Funds' Prospectus and in this SAI.

 Government Money Market Fund

     The Government Money Market Fund ("Government Fund") invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

 U.S. Treasury Money Market Fund

     The U.S. Treasury Money Market Fund ("U.S. Treasury Fund") invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The U.S. Treasury Fund may not enter into loans of its portfolio securities.

 New York Tax-Free Money Market Fund

     To attain its objective, the New York Tax-Free Money Market Fund ("New York Tax-Free Fund") invests primarily in a broad range of Municipal Obligations which meet the rating standards described in the Fund's Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

     Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately-operated facilities.

     Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

     Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

     Municipal Commercial Paper. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

     For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     As described in the Fund's Prospectus, the New York Tax-Free Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The New York Tax-Free Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the New York Tax-Free Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the New York Tax-Free Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. In such event, the New York Tax-Free Fund will also have to take into account the maturities of the underlying securities in calculating the Fund's dollar-weighted average portfolio maturities. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities.

     The New York Tax-Free Fund may engage in the following investment activities:

     Securities with Put Rights. When the New York Tax-Free Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to the maturity date.

     The amount payable to the New York Tax-Free Fund by the seller upon its exercise of a put will normally be (i) the New York Tax-Free Fund's acquisition cost of the securities (excluding any accrued interest which the New York Tax-Free Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the New York Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the New York Tax-Free Fund. Absent unusual circumstances, the New York Tax-Free Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     The New York Tax-Free Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the New York Tax-Free Fund, although the New York Tax-Free Fund may sell the underlying securities to a third party at any time. The New York Tax-Free Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the New York Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The New York Tax-Free Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The New York Tax-Free Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the New York Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     The New York Tax-Free Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the New York Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the New York Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

     The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Fund to maintain a stable net asset value per share.

 Risk Factors for the New York Tax-Free Fund

     The following information as to certain New York risk factors is given to investors in view of the New York Tax-Free Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

      New York State. The economy of the State (the "State") is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State has a declining portion of its work force engaged in manufacturing, and an increasing portion engaged in service industries, reflecting the national trend.

     New York has a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, and social services and recreational facilities. Despite these benefits, the burden of state and local taxation may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     The State Budget Process. The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). That proposed State Financial Plan must be balanced on a cash basis, and must be accompanied by bills which: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and
(iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

     In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

     Once the appropriation and other bills become law, the State's Division of the Budget ("DOB") revises the State Financial Plan based on the Legislatures's action, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature.

     The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and as part of the Executive Budget.

     Financial Accounting. New York utilizes the fund method of accounting to report on its financial position and the results of its operations. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group ("Governmental Funds"). The Governmental Funds include the General Fund, which receives all income not required by law to be deposited in another fund and which for the State's 1996-1997 fiscal year ("Fiscal Year 1996-97") comprises approximately 50% of total projected Governmental Funds receipts; the Special Revenue Funds, which receive a preponderance of money received by the State from the federal government and other income the use of which is legally restricted to certain purposes and which comprises approximately 41% of total projected Governmental Funds receipts in the Fiscal Year 1996-97; the Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and the Debt Service Funds, which are used for the accumulation of monies for the payment of principal of and interest on long term debt and other contractual commitments. Receipts in the Capital Projects and Debt Service Funds comprise an aggregate of approximately 9% of total projected Governmental Funds receipts in the Fiscal Year 1996-97.

     Financial information for the governmental funds during each fiscal year is maintained on a cash basis of accounting ("Cash Basis"). New York also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements differ in format from the Cash Basis statements in that, among other things, they are prepared on an accrual basis, include a combined balance sheet, and report on the activities of all funds. The Cash Basis financial information is adjusted at fiscal year end by an independent public accounting firm to reflect financial reporting in conformity with GAAP. The State maintains a March 31st fiscal year end.

     Revenues and Expenditures. New York's Governmental Funds receive over 50% of their revenues from taxes levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied sources supply the balance of the receipts for these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the personal income tax (52% of General Fund tax receipts in Fiscal Year 1995-96, and 52% of the Fiscal Year 1996-97 budgeted figure), the 4% user taxes and fees (20% in Fiscal Year 1995-96, 25% of the Fiscal Year 1996-97 budget), business taxes (14% of the fiscal 1995 budget and 14% of the Fiscal 1996 budget), and other taxes. The majority of Special Revenue Funds receipts come from federal grants (75% of receipts in Fiscal Year 1995-96, 76% of the Fiscal Year 1996-97 budget). Generally, approximately 87% of the federal funds received by the Special Revenue Funds are on account of Medicaid, income maintenance and associated social services, education and health programs.

     New York's major expenditures are grants to local governments, which are projected to account for 70% of all Governmental Funds expenditures in Fiscal Year 1996-97. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs.

     Fiscal 1995-96 Financial Results (Cash Basis). The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget ("DOB") reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Revenue Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review account for the bulk of the decline in spending.

     1996-97 State Financial Plan (Cash Basis). The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year.

     After adjustment for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of
0.2 percent. Adjusted State Funds (excluding federal grants) disbursements all projected to increase by 1.6 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by DOB to be $1.3 billion, or 3.9 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from its estimates set forth herein and those estimates may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

     Financial Plan Updates. The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25,1996. Revisions were made to estimates of both receipts and disbursements based on:
(1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, and a projected reserve in the General Fund of $300 million.

     The State economic forecast was changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth was projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise.

     Actual receipts through the first two quarters of the 1996-97 State fiscal year reflected stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $250 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year were increased by $420 million. Most of this projected increase was in the yield of the personal income tax ($241 million), with additional increases expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees were revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

     Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings were included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements were increased by $ 120 million, since increased General Fund disbursements for education were required to replace a projected decrease in lottery receipts. This modification was shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type.

     The projected closing fund balance in the General Fund of $337 million reflected a balance of $252 million in the TSRF following a payment of $15 million during the current fiscal year, and a deposit of $85 million to the CRF.


     The State revised the cash-basis 1996-97 State Financial Plan again on January 14, 1997, in conjunction with the release of the Executive Budget for the 1997-98 fiscal year.

     The 1996-97 General Fund Financial Plan continues to be balanced. The DOB projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. This has the effect of raising taxpayer's current take-home pay rather than requiring taxpayers to wait until the spring of 1998 for larger refunds. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan (see below). Finally, $65 million is projected to be deposited into the TSRF (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

     The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year.

     As compared to the Mid-Year Update, underlying estimates of General Fund receipts have been revised upward $566 million, primarily in personal income taxes and business taxes. However, two transactions offset these projected increases, producing a projected decline in available General Fund receipts as compared to the Mid-Year Update:

 .    first, in order to make the projected 1996-97 cash surplus available to help finance 1997-98 spending requirements, $943 million in personal income tax refund payments (or reserves for such payments) are proposed to be accelerated into 1996-97. This action has the effect of decreasing reported personal income tax receipts in 1996-97, while increasing available personal income tax receipts in 1997-98, as these refunds will no longer be a charge against current revenues in 1997-98.

 .    second, January 1997 implementation of personal income tax withholding table changes to reflect tax reductions effective January 1,1997, originally scheduled for April of this year, also depresses personal income tax receipts by an estimated $250 million this year. The change lowers withholding rather than having these monies paid to taxpayers through larger refunds in the spring of 1998.

As a result of these transactions, projections of available receipts in 1996-97 have been reduced by $627 million from the time of the Mid-Year Update, despite the increases in the underlying forecast.

     Projected General Fund disbursements are reduced by a total of $348 million from the Mid-Year Update, with changes made in most categories of the Financial Plan. Most of this savings is attributable to reductions in local assistance spending, primarily due to significant reestimates in social services spending to reflect lower caseload growth, yielding savings of $226 million. General State Charges are reduced $76 million to reflect lower pension and fringe benefit costs. The General State Charges estimate includes savings achieved from the refinancing of certain pension liabilities through the issuance of long-term debt, as planned, and the repayment of that liability to the State Retirement System. Transfers to the Capital Projects Fund have been reduced $31 million to reflect slower-than-expected capital disbursements for the balance of the fiscal year. Reductions in debt service costs of $21 million reflect savings from refundings undertaken in the current fiscal year, as well as savings from improved interest rates in the financial markets.

     The Mid-Year Update had reserved $300 million in the General Fund for certain contingencies, including litigation which could have produced an adverse impact on the State's finances, either by itself or the precedential nature of the court's decision. Since subsequent events make it unlikely that these risks will materialize before the end of the 1996-97 fiscal year, the Third Quarter Update no longer includes this reserve. Other reserves are contained in the Financial Plan, as discussed below.

     The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million would be on deposit in the TSRF, while another $41 million would remain on deposit in the CRF as a reserve for litigation or other unbudgeted costs to the Financial Plan. The TSRF had an opening balance of $237 million, to be supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. A planned deposit of $85 million to the CRF, projected to be received from contractual efforts to maximize federal revenue, is no longer expected to be deposited this year.

     1997-98 State Financial Plan. The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from its estimates set forth herein.

     The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

     The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

     The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TCRF.

     State Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. With the exception of housing bonds (which must be paid in equal annual installments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. Tax and revenue anticipation notes must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. The State may issue bond anticipation notes only for the purposes and within the amounts for which bonds may be issued. Such notes must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of notes for housing purposes, within five years from the date of issuance.

     Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State guarantee of certain Port Authority of New York and New

Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     In 1990, as part of a State fiscal reform program,, legislation was enacted creating LGAC,, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan includes no seasonal borrowing; this reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     1996-97 Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs)) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

     In the 1996 legislative session, the legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. lf the Clean Water, Clean Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.

     Debt Ratings. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baal, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its rating on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A- various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. New York State general obligation bonds currently are rated "A" by Moody's and "A-" by S&P.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

     Litigation. The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1996-97 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State believes that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

     Although other litigation is pending against the State, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligation, or pay such indebtedness when its matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

     Insurance Law.  In Trustees of and The Pension, Hospitalization Benefit
     -------------
Plan of the Electrical Industry, et al. v. Cuomo, et al., commenced November 25, 1992 in the United States District Court for the Eastern District of New York, plaintiff employee welfare benefit plans seek a declaratory judgment nullifying on the ground of Federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans.

     Tax Law.  Aspects of petroleum business taxes are the subject of
     -------
administrative claims and litigation (e.g., Tug Buster Bouchard, et al. v. Wetzler, Supreme Court, Albany County, commenced November 13, 1992). In Tug Buster Bouchard, petitioner corporations, which purchase fuel out of State and consume such fuel within State, contend that the assessment of the petroleum business tax pursuant to Tax Law (S)301 to such fuel violates the Commerce Clause of the United States Constitution. Petitioners contend that the application of Section 301 to the interstate transaction but not to purchasers who purchase and consume fuel within the State discriminates against interstate commerce.

     State Programs.  Several cases challenge provisions of Chapter 81 of the
     --------------
Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

     In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

     Office of Mental Health Patient-Care Costs.  Two actions, Balzi, et al. v.
     ------------------------------------------
Surles, et al., commenced in November 1985 in the United States District Court for the Southern District of New York, and Brogan, et al. v. Sullivan, et al., commenced in May 1990 in the United States District Court for the Western District of New York, now consolidated, challenge the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities.

     Shelter Allowance.  In an action commenced in March 1987 against State and
     -----------------
New York City officials (Jiggetts, et al. v. Bane, et al.), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing.

     Education Law.  In New York State Association of Counties v. Pataki, et
     -------------
al., commenced May 29, 1996 (Supreme Court, Albany County),), plaintiff seeks reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law.

     Racial Segregation.  In an action commenced in 1985 (United States, et al,
     ------------------
v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found that Yonkers and its public schools were intentionally segregated. Yonkers enacted an "education improvement plan. which was adopted in 1986. Plaintiffs allege that defendants have not fulfilled their responsibility to alleviate the segregation. On January 19, 1989 the State, the State Education Department and the New York State Urban Development Corporation were added as defendants.

     Real Property Claims.  On March 4, 1985 in Oneida Indian Nation of New
     --------------------
York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

     Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

     Contract and Tort Claims.  In Inter-Power of New York, Inc. v. State of New
     ------------------------
York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages.

     New York City. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

     The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that economic growth will continue to slow in calendar year 2000.

     For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally
accepted accounting principles ("GAAP").   The City was required to close
substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

     The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1996 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues or expenditures of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") to finance City capital projects. The creation of the Finance Authority, which is subject to the enactment of State legislation, is being proposed as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. The City's projections of total debt subject to the general debt limit that would be required to be issued to fund the Updated Ten-Year Capital Strategy published in April 1995 indicates that projected contracts for capital projects and debt issuance may exceed the general debt limit by the end of fiscal year 1997 and would exceed the general debt limit by a substantial amount thereafter, unless legislation is enacted creating the Finance Authority or other legislative initiatives are identified and implemented. Depending on a number of factors, including whether the Legislature is expected to enact legislation creating the Finance Authority or to take other action that would provide relief under the general debt limit, the City may find it necessary to curtail its currently defined capital program before the end of fiscal year 1997 to ensure that there is ongoing capacity to enter into capital contracts necessary to preserve projects designed to safeguard health and safety in the City. Without the

Finance Authority or other legislative relief, the City's general obligation financed capital program with respect to new projects would be virtually brought to a halt during the Financial Plan period. General obligation borrowing would continue to reimburse the City's general fund for ongoing costs of existing contractual commitments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the proposed Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

     1997 Fiscal Year. The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million;
(iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

     1997-2000 Fiscal Years. The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced in accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an approximately $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000; (iv) a $70 million increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions totaling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which expired on December 31, 1996 and is projected to provide revenue of $170 million, $463 million, $492 million, and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond December 31, 1996, was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State legislative session. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The Governor released the 1997-1998 Executive Budget on January 14, 1997, which will be considered for adoption by the State Legislature. Based on a preliminary evaluation of currently available information, the City's Office of Management and Budget ("("OMB")") believes that the reductions in Medicaid reimbursement rates and other entitlement and welfare initiatives proposed in the 1997-1998 Executive Budget, if approved by the State Legislature without change, would provide the City with a portion of the $650 million of additional aid and reductions in entitlement costs assumed in the City's gap-closing program for the 1998 fiscal year. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan.

     The City's financial plans have been the subject of extensive public comment and criticism. On February 28, 1996, Fitch Investors Service, L.P. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

     The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers (''UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11 % by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the Uniformed Firefighters Association ("UFA").

     In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. On July 10, 1995, S&P revised its rating of the City's General Obligation Bonds downward softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections on additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. S&P's ratings on the New York City Bonds currently are BBB+. Moody's ratings on New York City's bonds currently are Baa1.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdraw entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

Repurchase Agreements

     Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. Repurchase agreements are considered to be loans under the 1940 Act, as amended, collateralized by the underlying securities.

Loans of Portfolio Securities

     Portfolio securities of the Cash Management, Government and New York Tax-Free Funds may be lent to brokers, dealers and financial institutions if collateral, in the form of cash, U.S. Government securities, or other liquid high grade debt obligations, including letters of credit, equal to at least 100% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account maintained by a custodian. The U.S. Treasury Fund is not authorized to lend its portfolio securities. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the lending Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the lending Fund an amount equal to any accrued income on those securities, and that Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. No Fund will lend securities having a value which exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, its investment adviser or distributor.

Variable Rate Demand Notes

     The Cash Management Fund may from time to time buy variable rate demand notes issued by corporations, bank holding companies, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). These securities will typically have a maturity in the 5-20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically 30 days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a bank. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing market rate for securities with a 7-day maturity.

Variable Rate Master Demand Notes

     The obligations which the Cash Management Fund and Government Fund may buy include variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by these Funds at varying rates of interest pursuant to direct arrangements between the Funds, as lenders, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from which the notes will be purchased, except that in the case of the Government Fund the issuer must be a Federal agency or instrumentality. However, in connection with such purchases and on an ongoing basis, the investment adviser will continually monitor the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Funds' Prospectus for all other debt obligations.

     The New York Tax-Free Fund's assets will be invested primarily in Municipal Obligations that are exempt from regular Federal, New York State and New York City income tax in the opinion of bond counsel to the issuers.

     The investment objective of each of the Funds and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "Shares of Beneficial Interest" in this SAI.


                            INVESTMENT RESTRICTIONS

     The following restrictions are in addition to those described under "Investment Restrictions" in the Funds' Prospectus.

          The U.S. Treasury Fund may not purchase securities other than direct obligations of the United States Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

          The Government Fund may not purchase securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the Government Fund which may be invested in the securities of any one issuer of such obligations).

          The Cash Management Fund may not:

          (1) invest less than 25% of the current value of the total assets of the Cash Management Fund in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse economic conditions prevail in the banking industry, the Cash Management Fund may, for defensive purposes, temporarily invest less than 25% of its assets in bank obligations;

          (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Cash Management Fund in that industry would exceed 25% of the current value of the total assets of the Cash Management Fund, except as required in the immediately preceding investment restriction and except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

          (3) invest more than 5% of the current value of the total assets of the Cash Management Fund in the securities of any one issuer (including securities subject to repurchase agreements), other than obligations of the United States Government or its agencies or instrumentalities; or

          (4) write, purchase or sell puts, calls, warrants or options or any combination thereof.

          The New York Tax-Free Fund may not:

          (1) purchase equity securities or other securities convertible into equity securities;

           (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), obligations of the United States Government, its agencies or instrumentalities, negotiable certificates of deposit or bankers' acceptances;

           (3) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

           (4) invest more than 5% of the current value of the Fund's total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the New York Tax-Free Fund's total assets may be invested without regard to this 5% limitation; or

           (5) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the New York Tax-Free Fund may enter into stand-by commitments.

           None of the Funds may:

           (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Funds of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

           (2) underwrite securities of other issuers, except with respect to the New York Tax-Free Fund and to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; or

           (3) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public.

     For each Fund, the investment restrictions described above and in the Funds' Prospectus are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that Fund, as described under "Shares of Beneficial Interest" in this SAI. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this SAI for the purpose of diversification under the 1940 Act.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.


                                   MANAGEMENT

 Trustees and Officers

     The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. The Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk.

JOHN P. PFANN, Trustee - 43 Captains Walk, Marina Cove, Palm Coast, Florida
     32137. Chairman and President, JPP Equities, Inc.1982 to 1995; Trustee, HSBC Mutual Funds Trust.

ROBERT A. ROBINSON, Trustee - 251 Laurel Road, New Canaan, Connecticut 06840.
     Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Mutual Funds Trust.

WOLFE J. FRANKL, Trustee - 40 Gooseneck Lane, Charlottesville, Virginia 22901.
     Trustee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, HSBC Mutual Funds Trust.

WILLIAM L. KUFTA, Chairman and Trustee - 97 Main Street, Chatham, New Jersey
     07928. Chief Investment Officer, Beacon Trust Company. Formerly, Senior Vice President, Rorer Asset Management; Senior Vice President, Pitcairn Financial Management Group from 1987 to 1991; Trustee, HSBC Mutual Funds Trust.

HARALD PAUMGARTEN, Trustee -330 Madison Avenue, New York, NY 10017. Director,
     Corporate Finance, Auerbach and Grayson; President, Paumgarten and Company since 1991; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Mutual Funds Trust.

MICHAEL J. KANE - President - Director, New Business Development, BISYS Fund
     Services, Inc. 1991 to present. Sales Manager, Business Development at Fairfield Group 1988 to 1991. Vice President at SEI Corporation from 1980 to 1988.

ERIC ALMQUIST, Senior Vice President - Senior Marketing Strategist, Fund
     Services Division of BISYS Fund Services, Inc., August, 1996 to Present; Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996; Vice President, The Dreyfus Service Corporation, from 1988 to 1994.

KAREN DOYLE, Vice President - Director, Client Services, Fund Services Division of BISYS Fund Services, Inc., 1994 to present; The Bank of New York, 1979 to 1994.

KEVIN MARTIN, Treasurer -Vice President, Fund Accounting, BISYS Fund Services,
     Inc., February 1996 to Present; Senior Audit Manager, Ernst & Young LLP, 1984 to February, 1996.

CURTIS BARNES, Assistant Secretary - Compliance Officer, BISYS Fund Services,
     Inc., June 1995 to Present; Senior Legal Analyst for John Hancock Funds from February, 1984 to June, 1995.

STEVEN R. HOWARD, Secretary - 805 Third Avenue, New York, New York 10022.
     Partner, Baker & McKenzie since April, 1991; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Mutual Funds Trust.

ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administration and
     Regulatory Services of BISYS Fund Services, Inc., June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

     Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


---------------------------------------------------------------------------------------------
                                     COMPENSATION TABLE
---------------------------------------------------------------------------------------------
                                                Pension or
                               Aggregate        Retirement                         Total
                             Compensation   Benefits Accrued  Estimated Annual  Compensation
                            from the Money   as Part of Fund   Benefits Upon   from the Fund
                             Market Funds        Expenses       Retirement        Complex*
---------------------------------------------------------------------------------------------
Wolfe J. Frankl, Trustee        $11,671            0.00             N/A           $20,000
---------------------------------------------------------------------------------------------
William L. Kufta, Trustee       $10,503            0.00             N/A           $18,000
---------------------------------------------------------------------------------------------
Harald Paumgarten,               $9,337            0.00             N/A           $18,000
    Trustee
---------------------------------------------------------------------------------------------
John P. Pfann, Trustee          $11,671            0.00             N/A           $20,000
---------------------------------------------------------------------------------------------
Robert A. Robinson,             $10,503            0.00             N/A           $20,000
    Trustee
---------------------------------------------------------------------------------------------

*    Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 (and with respect to the Funds estimated to be paid during a full calendar year).

     As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser

     The Funds retain HSBC Asset Management Americas Inc. (the "Adviser") to act as the adviser for the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (HongKong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 250 Park Avenue, New York, New York
10177.

     The Advisory Contract provides that the Adviser shall provide over-all investment guidance and policy direction in connection with the management of the Funds. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

     The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Funds. Administrative services provided by the Adviser include, among other things (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission ("SEC").


Shareholder Servicing Agent

     The Trust retains HBSC Americas to act as Shareholder Servicing Agent of the Funds in accordance with the terms of the Shareholder Servicing Agreement. Pursuant to the Shareholder Servicing Agreement, the Adviser (i) assists and trains third-parties who deliver prospectuses and Fund applications, (ii) assists and trains third-parties who assist customers with completing Fund applications, (iii) conducts customer education, reviews Fund written communications and assists third-parties who answer customer questions, (iv) organizes and conducts investment seminars to enhance understanding of the Fund and its objectives, (v) assists personnel who effect customer purchases and redemptions and (vi) assists and supervises the activities of Participating Organizations. For its services as Shareholder Servicing Agent, the Adviser is paid an annual fee equal to 0.04% of the Trust's average Trust assets.

Administrator

     Pursuant to the Management and Administration Agreement, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, (i) provides administrative services reasonably necessary for the operation of the Trust and the Funds, other than those services which are provided by the Adviser pursuant to the Advisory Contract, (ii) provides the Trust with office space and office facilities reasonably necessary for the operation of the Trust and the Funds, and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.

     The Trust also retains the Adviser to act as Co-Administrator of the Fund in accordance with terms of a Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers,
(iii) serves as a liaison with Board of Trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of the Trust's average daily net assets.

Distributor

     Shares of each of the Funds are offered on a continuous basis and without sales charges through BISYS Fund Services, which serves as the Distributor pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares.

Distribution Plan and Expenses

     The Funds have adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan authorizes payments through BISYS Fund Services to broker-dealers or financial institutions for their assistance in distributing Fund shares and otherwise promoting the sale of Fund shares. In addition, the Plan authorizes payments through BISYS Fund Services for the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plan provides for a monthly payment by each Fund not to exceed an annual rate of 0.20%.

     For the year ended December 31, 1996, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution
Plan:

                  Compensation                   Printing of
                       to                     Prospectuses and      Retail     Postage and
                     Broker-                     Shareholder      Marketing   Miscellaneous
     Fund            Dealers      Advertising      Reports         Program       Expenses     Total
     ----         ------------    ----------- ----------------    ---------   -------------   -----
Cash                 $31,070        $      0       $      0        $     0     $      0      $31,070
Management
Government           $14,021        $      0       $      0        $           $      0      $14,021
U.S. Treasury         $7,347        $      0       $      0        $     0     $      0       $7,347
New York             $13,233        $      0       $      0        $     0     $      0      $13,233

     The Plan will continue in effect with respect to the Funds from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("disinterested" Trustees), cast in person at a meeting called for the purpose of voting on such Plan. The Board of Trustees of the Trust and "disinterested" Trustees of the Trust approved the continuance of the Plan at a meeting of the Board of Trustees on February 4, 1997.

Advisory and Administrative Fees and Expenses

     As compensation for its advisory and administrative services, the Adviser is paid a monthly fee with respect to each Fund at the following annual rates:



     Portion of average daily
     value of net assets of
     each Fund                        Advisory   Co-Administrative   Total
     -------------------------------  --------   -----------------   -----
     Not exceeding $500 million.....   0.350%        0.070%          0.420%
     In excess of $500 million but
      not exceeding $1 billion......   0.315%        0.070%          0.385%
     In excess of $1 billion but
      not exceeding $1.5 billion....   0.280%        0.070%          0.350%
     In excess of $1.5 billion......   0.245%        0.070%          0.315%


     For the year ended December 31, 1996, HSBC America earned $650,431, from the Cash Management Fund, $85,538 from the U.S. Treasury Money Market Fund, $246,525 from the Government Money Fund and $117,819 from the New York Tax Free Money Market Fund in advisory fees, net of fee waivers of $37,518, $19, $7,113, 813, and $114,950, respectively.

     For the year ended December 31, 1996, as Administrator, BISYS Fund Services earned $172,203 from the Cash Management Fund, $27,410 from the U.S. Treasury Money Market Fund, $61,443 from the Government Money Market Fund and $57,375 from the New York Tax Free Money Market Fund, net of fee waivers of $92,529, $12,585, $33,383 and $31,528, respectively in administrative services fees. For the two months ended February 29, 1996, PFPC Inc., ("PFPC") BISYS' predecessor, earned $28,418 from the Cash Management Fund, $4,925 from the U.S. Treasury Money Market Fund, $13,247 from the Government Money Fund and $10,370 from the New York Tax Free Money Market Fund, net of fee waivers of $1,496, $259, $697 and $546, respectively in administrative services fees.

     For the year ended December 31, 1995, the Adviser earned approximately $744,800, $245,900 and $428,900, in advisory fees for Cash Management, U.S. Treasury, and Government Funds, respectively. For the same period, the Adviser earned approximately $125,000, net of fee waivers of approximately $93,800, from the New York Tax-Free Fund. For the year ended December 31, 1994, the Adviser earned $790,398, $440,777, $498,475, and $118,154, in advisory fees for Cash
Management, U.S. Treasury, Government, and New York Tax-Free Funds, respectively.

     For the year ended December 31, 1995, PFPC earned $193,100, $64,400, $112,900, and $57,900 in administrative fees, net of fee waivers of approximately $16,000, $5,900, $9,400 and $4,700 for Cash Management, U.S. Treasury, Government, and New York Tax-Free Funds, respectively. For the six months ended June 30, 1994, the Adviser earned $82,433, $45,568, $48,446, and $20,757, for Cash Management, U.S. Treasury, Government, and New York Tax-Free Funds, respectively, in administrative service fees. For the period July 1, 1994 through December 31, 1994, PFPC Inc. earned $96,297, $55,329, $66,170, and
$26,775, net of fee waivers of $10,914, $6,148, $7,397, and $2,975, for Cash
Management, U.S. Treasury, Government and New York Tax-Free Funds, respectively, in administrative services fees.

     For the year ended December 31, 1996, the Adviser received, after voluntary waivers, co-administration and shareholder servicing fees of approximately $27,803, $3,797, $11,919 and $9,651, for the Cash Management, U.S. Treasury, Government and New York Tax-Free Funds, respectively. The Adviser waived approximately $113,133, $17,909, $40,142 and $38,111 for the Cash Management, U.S. Treasury, Government and New York Tax-Free Funds, respectively.

     The Adviser may agree in advance not to impose a portion of its fees in the future.

     Except for the expenses paid by the Adviser and BISYS under their respective contracts, the Trust bears all costs of its operations. Expenses directly attributable to each Fund are charged to that Fund. Other expenses of the Trust are allocated among the Funds by the Board of Trustees in a manner which may, but need not, be proportionate in relation to the net assets of each Fund.

     The Advisory Contract, the Co-Administration Agreement, the Distribution Agreement and the Management and Administration Agreement (upon expiration of its initial term ending September 1, 1999) will continue in effect with respect to each Fund from year to year provided such continuance is approved annually
(i) by the holders of a majority of the outstanding voting securities of that Fund or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to such contracts or "interested persons" (as defined in the 1940 Act) ("disinterested" Trustees) of any such party. Each contract may be terminated with respect to the Trust at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement, which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Contracts shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

     The Board of Trustees of the Trust and the "disinterested" Trustees of the Trust approved the continuance of each Fund's Advisory Contract, the Distribution Agreement and the Co-Administration Agreement at a meeting of the Board of Trustees on February 4, 1997.


                             CALCULATION OF YIELDS
                          AND PERFORMANCE INFORMATION

     From time to time, the Funds quote current yield based on a specific seven calendar day period. The yield may be used in advertisements and marketing material. Each of the Money Market Funds calculates a seven day yield by determining the "net change in value" (exclusive of capital changes) of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent.

     The Money Market Funds may also advertise an effective yield based on a specific seven-day period, carried to the nearest hundredth of one percent, which is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

     For calculating yield and effective yield, "net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation), less applicable expenses.

     The New York Tax-Free Fund may from time to time advertise tax equivalent yields. Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified seven-day period assuming a reinvestment of all dividends paid during such period. The equivalent yield is calculated by dividing that portion of the New York Tax-Free Fund's effective yield (calculated in the manner described above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Thirty-day yields for the Funds may also be advertised from time to time and are calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Where:    yield = 2[(a-b) +1)/6/ -1]
                               ---
                                cd

          a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.


     For the 7-day period ending December 31, 1996 the yield and effective yields were:


                                   7-Day Yield   Effective Yield
Cash Management Fund                   5.06%           5.19%

Government Money Market Fund           5.00%           5.12%

U.S. Treasury Money Market Fund        4.96%           5.09%

New York Tax-Free Fund                 3.51%           3.57%


     From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Donoghue's Money Fund Report, a weekly publication of the Donoghue
         Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

     Financial Times, Europe's business newspaper, which from time to time features articles on international or country-specific funds.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                        DETERMINATION OF NET ASSET VALUE

     As indicated under "Determination of Net Asset Value" in the Funds' Prospectus, the Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of each Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The policy of each Fund of investing in securities with short maturities has resulted in high portfolio turnover.

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities and Municipal Obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions and, since June 4, 1982 (commencement of operations), the Trust has paid no brokerage commissions. Under the 1940 Act, persons affiliated with the Trust or the Adviser are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which an affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.


                               EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of any of the other portfolios of the Trust and HSBC Mutual Funds Trust which are available for sale in their state. Shareholders who exchange shares of any Fund for shares of any HSBC Mutual Fund will be subject to a sales load. For further information about the sales load, please see a prospectus for any of the HSBC Mutual Funds.

     Before effecting an exchange, shareholders should review the Prospectus for the portfolio in which they intend to invest. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized in the case of a Fund that has not maintained a constant net asset value per share.

     The exchange privilege may be modified or terminated upon sixty (60) days' prior written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Trust reserves the right to impose such a limitation. Call or write the Trust for further details.

                                  REDEMPTIONS

     Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. The Trust may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Trust not reasonably practicable.

     If a Fund does not maintain a constant net asset value per share, the proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes.

     A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Trust. This permits an investor to resume investments in that Fund during the period in an amount of $50 or more.

     To be in a position to eliminate excessive stockholder expense burdens, the Trust reserves the right to adopt a policy pursuant to which it may redeem upon not less than 30 days' notice shares of a Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of the Funds' portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                              FEDERAL INCOME TAXES

     Each Fund has elected and qualified to be treated as a regulated investment company during 1996 and intends to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be subject to Federal income tax on its net investment income and net realized capital gains that are distributed to shareholders in accordance with the timing requirements of the Code.

     In order to so qualify, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to loans of stock and securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) derive less than 30% of its annual gross income from the sale or other disposition of certain investments held less than three months (excluding some amounts otherwise includable in income as a result of certain hedging transactions); and (c) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government stocks or securities and securities of other regulated investment companies).

     Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

     Each Fund will be subject to a 4% non-deductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary income (excluding long and short-term capital gain income) for the calendar year; plus
(b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. Each Fund intends to distribute to its shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     Dividends are not expected to qualify for the dividends-received deduction available to corporations. As to the tax treatment of redemptions, see "Redemptions" above.

     Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends (including capital gain dividends) paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Trust may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Investors should consult their tax advisers for more information.

     Under the laws of certain states, distributions of net investment income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year.

     A Fund's use of equalization accounting, if such method of tax accounting is used for any taxable year, may affect the amount, timing and character of its distributions to shareholders.

Special Tax Considerations for the New York Tax-Free Fund

     The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

     However, as described in the Fund's Prospectus, if the New York Tax-Free Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the New York Tax-Free Fund would be treated as an item of tax preference for purposes of the

Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

     Exempt-interest dividends received by corporations which hold shares of the New York Tax-Free Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

     Interest on debt incurred to purchase or carry shares in the New York Tax-Free Fund may not be deductible for federal income tax purposes. Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive from the New York Tax-Free Fund.

     The portion of the income from the New York Tax-Free Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

     The New York Tax-Free Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the New York Tax-Free Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     The New York Tax-Free Fund may obtain put rights with respect to certain of their Municipal Obligations. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.

     Shareholders should consult their own tax advisers with respect to the tax status of distributions from the New York Tax-Free Fund, and redemptions of Fund shares, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.


                         SHARES OF BENEFICIAL INTEREST

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of four series representing four portfolios of the Trust.

     All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class is required by law or where the matter involved affects only one class. As used in the Money Funds Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of trustees and ratification of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund (e.g., approval of investment advisory contracts or changing the fundamental policies of a
Fund), means the vote of the lesser of (i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

     Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     At April 3, 1997, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of any Fund, except as set forth below:

                         SHARES HELD & PERCENT OF CLASS


NAME & ADDRESS OF               CASH       GOVERNMENT   U.S. TREASURY      NEW
HOLDER OF RECORD             MANAGEMENT       FUND           FUND       TAX-FREE FUND
---------------------      -------------- ------------ --------------- ---------------
BANK OF OKLAHOMA                                           6,577,046
TULSA, OK 74192                                                17.90%

MARINE MIDLAND BANK          92,709,108   36,261,585       6,354,618       32,463,055
BUFFALO, NY 14240                 45.26%       51.18%          17.30%           39.15%

CHEMICAL BANK                              4,715,212
NEW YORK, NY 10017                              6.65%

BISYS FUND SERVICES          12,948,756   10,679,478      13,422,610        9,878,228
PITTSBURGH, PA 15222               6.32%       15.07%          36.59%           11.91%

FIRST TENNESSEE BANK         21,034,285
MEMPHIS, TN 38103                 10.26%

TOTAL SHARES OUTSTANDING    204,835,682   70,844,397      36,729,615       82,903,284
                            ===========   ==========      ==========       ==========


     The aforementioned shares were held on behalf of various customer accounts of the holders of record. Marine Midland, has informed the Trust that it was not the beneficial owner of any of the shares it held of record. The Trust does not know the extent to which the other holders of record were beneficial owners of the shares indicated.

                           CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT

          Bank of New York has been retained to act as custodian for the Money Market and New York Tax-Free Funds pursuant to a Custodian Agreement. Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of the Funds; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund. Under the Custodian Agreement, the Trust has agreed to pay the Custodian for furnishing custodian services a fee with respect to each Fund for certain transaction charges and out-of-pocket expenses.

          For the period from January 1, 1995 through September 25, 1995, Marine Midland earned fees under the Custodian Agreement of approximately $149,000, $49,200, $85,700, and $7,000, net of fee waivers of approximately $12,500, $6,900, $8,700 and $0 for Cash Management, U.S. Treasury, Government, and New York Tax-Free Funds, respectively.

          For the year ended December 31, 1994, Marine Midland received fees under the Custodian Agreement of $44,410, $31,365, $28,952, and $11,242 for Cash Management, U.S. Treasury, Government, and New York Tax-Free Funds, respectively.



          The Board of Trustees has authorized the Bank of New York in its capacity as custodian of the Funds to enter into Subcustodian Agreements with banks that qualify under the 1940 Act to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

          BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. maintains an account in the name of each stockholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by the Trust to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $15.00 per account and subaccount (whether maintained by BISYS Fund Services, Inc. or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

          For the year ended December 31, 1996, BISYS received fees under the Agency Agreement of $156,481, $57,901, $43,780, and $46,013 from the Cash
Management, Government, U.S. Treasury, and New York Tax-Free Funds, respectively and PFPC Inc. received fees of $34,252, $9,348, $4,337 and $8,097 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds.

          For the years ended December 31, 1995 and 1994 the Funds paid the following amounts in transfer agent fees to PFPC Inc. and the Adviser, BISYS Fund Services, Inc.'s predecessor, respectively:



                                       1995           1994
                  ----------------  ----------  -----------------
                        Fund           PFPC      HSBC      PFPC
                  ----------------  ----------  -------  --------
                  Cash Management     $190,614  $37,705  $23,922

                  Government            74,111   18,985   21,190

                  U.S. Treasury         46,129   14,861   20,937

                  New York              43,050   14,446   12,017



          In addition, BISYS Fund Services, Inc provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity.



                              INDEPENDENT AUDITORS

          The Board of Trustees of the Trust approved the continuation of Ernst & Young LLP as the Trust's independent auditors on February 4, 1997. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.


                              FINANCIAL STATEMENTS

          The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information. The Annual Report to shareholders which contains the referenced statements, are available upon request and without charge.

                          PART C.  OTHER INFORMATION

Item 24.      Financial Statements and Exhibits
              ---------------------------------

      (a)     Financial Statements:

              Financial Statement included in Part A:
              --------------------------------------

              All Funds

              Financial Highlights

              Financial Information incorporated by reference in Part B:
              ---------------------------------------------------------

              All Funds

              Statements of Net Assets at December 31, 1996

              Statements of Operations for the year ended December 31, 1996

              Statements of Changes in Net Assets for each of the two years ended December 31, 1995 and December 31, 1996

              Notes to Financial Statements

              Financial Highlights

              Reports of Independent Auditors, dated February 10, 1997

      (b)     Exhibits:

              Exhibit
              Number               Description
              ------               -----------
                **1          --    Amended and Restated Declaration of Trust.

                  2          --    By-Laws of Registrant.

                  3          --    None.

                 *4          --    Form of Specimen Certificates of Shares.

              *5(a)          --    Advisory Contract between Registrant and HSBC
                                   Asset Management Americas, Inc.

                **5(b)       --    Administrative Services Contract between
                                   Registrant and BISYS Fund Services.

                **5(c)       --    Administration and Accounting Services
                                   Agreement between Registrant and BISYS Fund
                                   Services.

                **5(d)       --    Co-Administration Services Contract between
                                   HSBC Asset Management Americas Inc. and
                                   Registrant, dated November 1, 1994

                   **6       --    Distribution Agreement between Registrant
                                   and BISYS Fund Services dated January 1,
                                   1996.

                     7       --    None.

                   **8       --    Custodian Agreement between Registrant and
                                   The Bank of New York.

                **9(a)       --    Transfer Agency Agreement between Registrant
                                   and BISYS Fund Services


                  9(b)       --    Shareholder Servicer Assistance Agreement
                                   between the Registrant and HSBC Asset
                                   Management Amerias Inc. dated April 29, 1997.

                **9(c)       --    Service Organization Agreement between
                                   Registrant and Bank of Oklahoma, dated
                                   October 25, 1994

                **9(e)       --    Fund Accounting Agreement between Registrant
                                   and BISYS Fund Services

                    10       --    Consent of Baker & McKenzie, counsel to
                                   Registrant.

                    11       --    Consent of Ernst & Young LLP, independent
                                   auditors.

                    12       --    Financial Statements in the Registrant's
                                   Annual Report to Shareholders for the fiscal year ended December 31, 1996 as filed with the Commission on March 7, 1997 are incorporated by reference.

                    l3       --    None.

                    14       --    None.

               **l5(a)       --    Rule l2b-l Distribution Plan

                 15(b)       --    Rule 12b-1 Shareholder Servicing Agreement
                                   between Registrant and BISYS Fund Services,
                                   Inc.

                 15(c)       --    Distributor's Selected Dealer Agreement.

                   *l6       --    Schedule for Computation of Performance
                                   Quotations.

Other Exhibits
                    17       --    Financial Data Schedules
                                   a) Cash Management Fund
                                   b) Government Money Market Fund
                                   c) U.S. Treasury Money Market Fund
                                   d) New York Tax-Free Money Market Fund

                             --    Powers of Attorney for John P. Pfann, Robert
                                   A. Robinson, Wolfe J. Frankl, William L.
                                   Kufta, and Harald Paumgarten.

---------------

*        Previously filed and incorporated by reference.
** Filed with Post-Effective Amendment No. 17 to the Trust's Registration Statement on April 18, 1996 and incorporated by reference.

Item 25.      Persons Controlled by or under Common Control with Registrant.
              -------------------------------------------------------------

              None.

Item 26.      Number of Holders of Securities at April 3, 1997.
              ------------------------------------------------

              Cash Management Fund                                 1,553
              Government Fund                                        304
              U.S. Treasury Fund                                     144
              New York Tax-Free Money Market Fund                    427


Item 27.      Indemnification.
              ---------------

              Reference is made to Article IV of Registrants By-Laws and paragraphs 9 and 10 of the Distribution Contract.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              The Registrant has in force a National Union Fire Insurance Company Directors and Officers Liability Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of "any breach of duty, neglect, error, misstatement, misleading statement, omission or act done or wrongfully attempted" while acting as trustees or officers of the Registrant. The period of insurance under the present policy is for the one-year period ending August 1, 1997. The policy covers 100% of the excess of $100,000 up to an annual aggregate limit of $10,000,000 of any losses including legal and other expenses in connection with any claim.

Item 28.      Business and Other Connections
              of Investment Adviser
              -------------------------------

              HSBC Asset Management Americas Inc. also serves as the investment adviser to HSBC Mutual Funds Trust.

Item 29.      Principal Underwriter
              ---------------------
              (a) BISYS Fund Services is Sponsor and Distributor for HSBC Funds Trust and HSBC Mutual Funds Trust ("HSBC Trusts"). BISYS also acts as Distributor to a number of other registered investment companies not affiliated with HSBC Trusts.

              (b)      Officers and Directors

                             Name and                         Positions and            Positions and
                        Principal Business                     Offices with             Offices with
                             Address                            Registrant              Underwriter
                       ---------------------------------     ---------------       ----------------------
                       BISYS Fund Service, Inc.                   None             Sole General Partner
                       3435 Stelzer Road
                       Columbus, OH 43219

                       WC Subsidiary Corporation                  None             Sole Limited Partner
                       150 Clove Road
                       Little Falls, New Jersey 07424

              (c)      Not applicable.

Item 30.      Location of Accounts and Records
              --------------------------------

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of HSBC Asset Management Americas Inc., the Registrant's Investment Adviser and Co-Administrator, and at the offices of BISYS Fund Services, the Registrant's Administrator, Distributor, Transfer Agent and Dividend Disbursing Agent, at 3435 Stelzer Road, Columbus, OH 43219.

Item 31.      Management Services
              -------------------

              Not applicable.

Item 32.      Undertakings
              ------------

              (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a Trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

              (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that Section applied to the Registrant.

              (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders upon request without charge.

                                  SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 28, 1997


                               HSBC FUNDS TRUST
                                 (Registrant)


                                            By: /s/ Michael J. Kane
                                                ------------------------------
                                                Michael J. Kane, President

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                     Title                                          Date
---------                                     -----                                          ----
------------------------------------          President                                      April 28, 1997
Michael J. Kane



------------------------------------          Treasurer (Principal Financial &
Kevin Martin                                  Accounting Officer)                            April 28, 1997


 *   WOLFE J. FRANKL                          Trustee                                        April 28, 1997
------------------------------------
Wolfe J. Frankl


 *   WILLIAM L. KUFTA                         Trustee and Chairman                           April 28, 1997
------------------------------------
William L. Kufta


 *  HARALD PAUMGARTEN                         Trustee                                        April 28, 1997
------------------------------------
Harald Paumgarten


 *   JOHN P. PFANN                            Trustee                                        April 28, 1997
------------------------------------
John P. Pfann


 *  ROBERT A. ROBINSON                        Trustee                                        April 28, 1997
------------------------------------
Robert A. Robinson

* Pursuant to Power of Attorney filed with Post-Effective Amendment No. 17 to Registration Statement Nos. 33-1312 and 811-4453.

                                 EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

    2                 By-Laws of Registrant

    9(b)              Shareholder Servicer Assistance Agreement

    10                Consent of Baker & McKenzie

    11                Consent of Ernst & Young LLP

    15(b)             12b-1 Shareholder Servicing Agreement

    15(c)             Selected Dealer Agreement

    17                Financial Data Schedules
                      a) Cash Management Fund
                      b) Government Money Market Fund
                      c) U.S. Treasury Money Market Fund
                      d) New York Tax-Free Money Market Fund

Other Exhibits
--------------

                      Power of Attorney

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ------------------------


                                   EXHIBITS

                                      to

                        POST-EFFECTIVE AMENDMENT NO. 18

                                      to

                                   FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                                      AND

                            THE INVESTMENT COMPANY

                                  ACT OF 1940

                           ------------------------

                               HSBC FUNDS TRUST